     As filed with the Securities and Exchange Commission on June 20, 2002


                                      Securities Act Registration No. 333-88458


                                  Investment Company Registration No. 811-21098

================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-2

                            REGISTRATION STATEMENT
                     UNDER THE SECURITIES ACT OF 1933 [X]


                       Pre-Effective Amendment No. 1 [X]

                       Post-Effective Amendment No. [_]
                                    and/or
                         REGISTRATION STATEMENT UNDER
                    THE INVESTMENT COMPANY ACT OF 1940 [X]


                              AMENDMENT NO. 1 [X]



                         Real Estate Income Fund Inc.

              (Exact Name of Registrant as Specified In Charter)

                               125 Broad Street
                           New York, New York 10004
                   (Address of Principal Executive Offices)


                                (877) 366-6441

             (Registrant's Telephone Number, including Area Code)

                              Christina T. Sydor
                           Salomon Smith Barney Inc.
                           300 First Stamford Place
                              Stamford, CT 06902
                    (Name and Address of Agent for Service)

                                   Copy to:


            Sarah E. Cogan, Esq.                       Thomas A. DeCapo, Esq.
         Simpson Thacher & Bartlett           Skadden, Arps, Slate, Meagher & Flom LLP
            425 Lexington Avenue                         One Beacon Street
             New York, NY 10017                           Boston, MA 02108


   Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

   It is proposed that this filing will become effective when declared effective pursuant to section 8(c).

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

================================================================================

                                                     Proposed       Proposed
                                                     Maximum        Maximum       Amount of
                                     Amount Being Offering Price   Aggregate     Registration
Title of Securities Being Registered  Registered     per Unit    Offering Price      Fee
------------------------------------ ------------ -------------- --------------  ------------
   Common Stock, $.001 par value....  4,000,000       $15.00      $60,000,000(1)    $5,520(2)
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(1) Estimated solely for the purpose of calculating the registration fee.

(2) $92 previously paid.


   The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

================================================================================

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.





                  SUBJECT TO COMPLETION, DATED JUNE 20, 2002


P R O S P E C T U S






                               4,000,000 Shares


                         Real Estate Income Fund Inc.

                                 Common Shares
                               $15.00 Per Share

                               -----------------


   Investment Objectives. The Fund is a newly organized, non-diversified, closed-end management investment company.


    .  The Fund's primary investment objective is high current income; and

    .  The Fund's secondary investment objective is capital appreciation.

   Portfolio Contents.  Under normal market conditions, the Fund will invest:


    . at least 90% of its total assets in income-producing common shares, preferred shares, convertible preferred shares and debt securities issued by Real Estate Companies (companies, including real estate investment trusts ("REITs"), that generally derive at least 50% of their revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate, or have at least 50% of their assets invested in such real estate); and



    . at least 80% of its total assets in income-producing equity securities issued by REITs.



   In addition, the Fund may:



    . invest in non-investment grade securities, including non-investment grade debt securities (commonly known as junk bonds), as well as non-investment grade preferred and convertible preferred shares, although the Fund will not invest in non-investment grade securities if, as a result of such investment, more than 20% of the Fund's total assets would be invested in non-investment grade securities; and



    . use leverage in an effort to maximize returns of the Fund through the issuance of preferred shares, commercial paper or notes and/or borrowing in an aggregate amount of up to 30% of the Fund's total assets after such issuance and/or borrowing.


   There can be no assurance that the Fund will achieve its investment objectives. For more information on the Fund's investment strategies, see "The Fund's Investments" and "Risks. "


   No Prior History. Because the Fund is newly organized, its common shares have no history of public trading. The shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. The Fund has applied to list its common shares on the New York Stock Exchange under the symbol "RIT."


                                                  (continued on following page)


                               -----------------


    The Fund's investment policy of investing in Real Estate Companies, including REITs, and its use of leverage involve a high degree of risk. You could lose some or all of your investment. See "Risks" beginning on page 19.


   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                               -----------------





                                                 Per
                                                 Share Total/(1)/
                                                 ---   ---------
              Public offering price            $15.000
              Sales load/(2)/                  $ 0.675
              Estimated offering expenses/(3)/ $ 0.030
              Proceeds to the Fund             $14.295





  (footnotes on following page)



The underwriters are offering the shares subject to various conditions and
expect to deliver the shares to purchasers on or about         , 2002.


                               -----------------

                             Salomon Smith Barney


      Legg Mason Wood Walker                       Wells Fargo Securities,
              Incorporated                                             LLC
      Advest, Inc.                      H&R Block Financial Advisors, Inc.
      McDonald Investments Inc.            Wedbush Morgan Securities, Inc.



            , 2002

(Continued from previous page)


(1) The underwriters named in this Prospectus may purchase up to additional shares at the public offering price, less sales load, solely to cover over-allotments, if any. If this option is exercised in full, the total public offering price, sales load, estimated offering expenses and
    proceeds to the Fund will be $    , $    , $     and $    , respectively.


(2) For a description of all commissions and other compensation paid to the underwriters by the Fund, see "Underwriting."


(3) Total expenses of issuance and distribution (other than underwriting
    discounts and commissions) are estimated to be $    . Citi Fund Management
    Inc. has agreed to pay offering costs in excess of $0.03 per share.

--------


   Investment Manager and Sub-Adviser. Citi Fund Management Inc. (the "Investment Manager") will be the Fund's investment manager and AEW Management and Advisors, L.P. (the "Sub-Adviser") will be the Fund's sub-adviser. As of March 31, 2002, the Sub-Adviser and its affiliates had nearly $7 billion in assets under management.





   Preferred Shares and Leverage. The issuance of preferred shares, commercial paper or notes or borrowing will leverage your common shares and may cause you to receive a larger return or loss on your common shares than you would have received without the use of leverage. Leverage involves special risks, but also affords an opportunity for greater returns. There is no assurance that the Fund's leveraging strategy will be successful. See "Use of Leverage" and "Description of Shares."



   You should read this Prospectus, which contains important information about the Fund that you ought to know before deciding whether to invest, and retain it for future reference. A Statement of Additional Information, dated
          , 2002, containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 40 of this Prospectus, by calling (877) 366-6441 or by writing the Fund, or you may obtain a copy (and other information regarding the Fund) from the SEC's web site (http://www.sec.gov).


   The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

   You should rely only on the information contained or incorporated by reference into this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus.

                               -----------------

                               TABLE OF CONTENTS


                                                                      Page
                                                                      ----
      Prospectus Summary.............................................   1
      Summary of Fund Expenses.......................................   9
      The Fund.......................................................  10
      Use of Proceeds................................................  10
      The Fund's Investments.........................................  11
      Use of Leverage................................................  16
      Interest Rate Transactions.....................................  18
      Risks..........................................................  19
      Management of the Fund.........................................  27
      Net Asset Value................................................  29
      Distributions..................................................  29
      Dividend Reinvestment Plan.....................................  30
      Description of Shares..........................................  32
      Certain Provisions in the Articles of Incorporation and By-Laws  34
      Repurchase of Fund Shares......................................  35
      Tax Matters....................................................  35
      Underwriting...................................................  37
      Custodian and Transfer Agent...................................  39
      Legal Opinions.................................................  39
      Table of Contents of the Statement of Additional Information...  40

                              PROSPECTUS SUMMARY


   This is only a summary. This summary does not contain all of the information that you should consider before investing in the Fund's shares. You should review the more detailed information contained elsewhere in this Prospectus and in the Statement of Additional Information, especially the information under the heading "Risks."



The Fund................   Real Estate Income Fund Inc. (the "Fund") is a newly
                           organized, non-diversified, closed-end management investment company.



The Offering............   The Fund is offering            shares of common
                           stock at $15.00 per share through a group of
                           underwriters (the "Underwriters") led by Salomon
                           Smith Barney Inc., Legg Mason Wood Walker,
                           Incorporated, Wells Fargo Securities, LLC, Advest,
                           Inc., H&R Block Financial Advisors, Inc., McDonald
                           Investments Inc., a KeyCorp Company and Wedbush
                           Morgan Securities, Inc. The shares of common stock
                           are called "Common Shares" in the rest of this
                           Prospectus. You must purchase at least 100 Common
                           Shares. The Fund has given the Underwriters an
                           option to purchase up to          additional Common
                           Shares to cover orders in excess of        Common
                           Shares. The Investment Manager has agreed to pay (i) all of the Fund's organizational costs and (ii) offering costs of the Fund (other than sales load) that exceed $0.03 per Common Share. See
                           "Underwriting."


Investment Objectives...   The Fund's primary investment objective is high
                           current income. Capital appreciation is a secondary investment objective. There can be no assurance that the Fund's investment objectives will be achieved.
                           The Fund's investment objectives are fundamental and cannot be changed by the Fund's Board of Directors without shareholder approval. See "The Fund's
                           Investments."


Investment Strategies...   Under normal market conditions, the Fund will invest
                           at least 90% of its total assets in income-producing common shares, preferred shares, convertible preferred shares and debt securities issued by Real
                           Estate Companies, including REITs. A "Real Estate
                           Company" is a company that generally derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate
                           (or has at least 50% of its assets invested in such real estate). As part of this policy, the Fund may also invest in rights or warrants to purchase income-producing common and preferred shares of Real
                           Estate Companies.


                           At least 80% of the Fund's total assets will be invested under normal market conditions in income-producing equity securities issued by REITs. A REIT is a Real Estate Company that pools investors' funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. REITs generally pay relatively high dividends (as compared to other types of companies) and the Fund intends to use these REIT dividends in an effort to meet its primary objective of high current income. The Fund will primarily invest in Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents.


                           The Fund may invest up to 20% of its total assets in U.S. Government obligations and debt securities, including convertible debt securities, issued by Real Estate Companies.



                           The preferred shares, convertible preferred shares and debt securities in which the Fund may invest are sometimes collectively referred to in this Prospectus as ''Ratable Securities." The Fund may invest in Ratable Securities that are below investment grade quality, including unrated securities determined by the Investment Manager or Sub-Adviser to be of comparable quality to rated securities. The Fund will not invest in non-investment grade Ratable Securities if, as a result of such investment, more than 20% of the Fund's total assets would be invested in non-investment grade Ratable Securities.


                           The Fund may invest up to 10% of its total assets in securities of non-U.S. issuers located in industrialized countries.


                           The Fund will not invest more than 10% of its total assets in illiquid securities. The Fund will not invest more than 15% of its total assets in the securities of any one issuer other than the U.S. Government.


                           In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Fund may temporarily hold all or a portion of its assets in cash, money market instruments, or bonds or other debt securities. As a result, the Fund may not achieve its investment objectives.


                           The Fund may invest in interest rate swap or interest rate cap transactions in order to reduce the interest rate risk inherent in the Fund's underlying investments and capital structure. See "Use of Leverage" and "Interest Rate Transactions." The Fund may also purchase or sell futures or options on futures to hedge interest rate risks. See " The Fund's Investments" and "Risks."


Use of Leverage.........   The Fund may use leverage through the issuance of
                           preferred shares ("Fund Preferred Shares") or through the issuance of commercial paper or notes and/or borrowing by the Fund (collectively, "Borrowings") in an aggregate amount of up to 30% of the Fund's total assets after such issuance and/or borrowing. There is no assurance that the Fund will issue Fund Preferred Shares or engage in Borrowings.


                           The Fund intends to offer Fund Preferred Shares approximately one to three months after completion of this offering, subject to market conditions and the Fund's receipt of a AAA/Aaa credit rating on Fund Preferred Shares from at least two nationally recognized statistical rating organizations ("NRSROs") (typically, Moody's, Standard & Poor's or Fitch). Fund Preferred Shares (and any Borrowings) will have seniority over the Common Shares. The issuance of Fund Preferred Shares and any Borrowings will leverage your investment in Common Shares. If the Fund issues Fund Preferred Shares, holders of Common Shares ("Common Shareholders") will bear the offering costs of the Fund Preferred Share issuance, which are currently expected to be slightly over 1% of the total amount of the Fund Preferred Share issuance.



                           So long as the rate of return, net of applicable Fund expenses, on the Fund's portfolio investments exceeds the Fund Preferred Share dividend rate, as reset periodically, or the interest payments on any Borrowings, the investment of the proceeds of Fund Preferred Shares or any Borrowings will generate more income than will be needed to pay such dividends or interest payments. If so, the excess may be available to pay higher dividends to Common Shareholders.



                           There is no guarantee that the Fund's leveraging strategy will be successful. See "Risks -- Leverage Risk."



Interest Rate
  Transactions..........   In order to reduce the interest rate risk inherent
                           in the Fund's underlying investments and capital structure, the Fund may enter into interest rate swap or cap transactions. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. The Fund may also purchase or sell futures contracts or options on futures contracts in an attempt to hedge interest rate risks. Depending on the state of interest rates in general, the Fund's use of interest rate transactions could enhance or harm the overall performance of the Common Shares. See "Use of Leverage" and "Interest Rate Transactions."


Distributions...........   The Fund intends to distribute its net investment
                           income on a monthly basis and to distribute annually its net long-term capital gains, if any.


                           Your initial distribution is expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of this offering, depending upon market conditions.


                           Unless you elect to receive distributions in cash, all your distributions will be automatically reinvested in additional Common Shares under the Fund's Dividend Reinvestment Plan. See "Distributions" and "Dividend Reinvestment Plan."


                           Subject to the discussion in the following paragraph, commencing with the Fund's first dividend, the Fund intends to make regular monthly cash distributions to Common Shareholders at a fixed rate per Common Share based on the projected performance of the Fund, which rate may be adjusted from time to time ("Level Rate Dividend Policy"). The Level Rate Dividend Policy may require certain distributions to be recharacterized as a return of capital.

                           Following the commencement of this offering, the Fund intends to file an exemptive application with the SEC seeking an order under the Investment Company Act of 1940, as amended (the "1940 Act"). The order, if granted, will allow the Fund to pay monthly distributions at a fixed rate per Common Share or a fixed percentage of its net asset value that may include periodic distributions of long-term capital gains ("Managed Dividend Policy"). If, and when, the Fund receives the requested relief, the Fund may, subject to the determination of its Board of Directors, implement a Managed Dividend Policy. See "Distributions."



Investment Manager
  and Sub-Adviser.......   Citi Fund Management Inc. will be the Fund's
                           investment manager. The Investment Manager is an affiliate of Citigroup Inc. Citigroup businesses provide a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.



                           AEW Management and Advisors, L.P. will be the Fund's sub-adviser. Together with its affiliates, the Sub-Adviser managed nearly $7 billion of client capital as of March 31, 2002.



                           The Investment Manager will receive an annual fee, payable monthly, in a maximum amount equal to 0.90% of the sum of the Fund's average daily net assets attributable to Common Shares, plus assets attributable to any Fund Preferred Shares that may be outstanding, plus the principal amount of any Borrowings ("Managed Assets"). Assuming the issuance of Fund Preferred Shares and/or Borrowings in the amount of 30% of the Fund's total assets (after issuance of Fund Preferred Shares and/or Borrowings), the annual fee payable to the Investment Manager would be 1.29% of net assets attributable to Common Shares (i.e., not including amounts attributable to Fund Preferred Shares and/or Borrowings). The Investment Manager has contractually agreed to waive a portion of its annual management fee in the amount of 0.32% of Managed Assets of the Fund for the first 5 full years of the Fund's operations, 0.20% in year 6 and 0.10% in year 7. See "Management of the Fund."


                           The Investment Manager will pay a portion of its net management fee to the Sub-Adviser. See "Management of the Fund."

                           In addition, the Investment Manager has agreed to pay (i) all of the Fund's organizational costs and
                           (ii) offering costs of the Fund (other than sales load) that exceed $0.03 per Common Share. The Fund will pay all of its offering costs up to and including $0.03 per Common Share.


                           The Fund's management fees and other expenses, including expenses incurred in the issuance of the Fund Preferred Shares and/or Borrowings, are borne by the Common Shareholders and not by holders of Fund

                           Preferred Shares, if any. See "Summary of Fund Expenses" and "Use of Leverage."



Listing and Symbol......   The Fund has applied to list the Common Shares on
                           the New York Stock Exchange (the "Exchange"). See
                           "Description of Shares -- Common Shares." The trading or "ticker" symbol of the Common Shares is expected to be "RIT."



Custodian and Transfer
  Agent.................   State Street Bank and Trust Company will serve as
                           custodian of the Fund's assets. American Stock
                           Transfer & Trust Company will serve as the Fund's transfer agent. See "Custodian and Transfer Agent."


Special Risk
  Considerations........   No History of Operations.  The Fund is a newly
                           organized, non-diversified, closed-end management investment company with no history of operations.

                           Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.


                           Stock Market Risk. Your Common Shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. The value of the Fund's portfolio securities may move up or down, sometimes rapidly and unpredictably. The Fund intends to utilize leverage, which magnifies stock market risk. See "Use of Leverage" and "Risks -- Stock Market Risk."



                           Interest Rate Risk. Interest rate risk is the risk that fixed-income investments such as preferred shares, U.S. Government obligations and debt securities, and to a lesser extent dividend-paying common stocks such as REIT common shares, will decline in value because of changes in interest rates. When interest rates rise, the market value of such securities generally will fall. The Fund's investment in such securities means that the net asset value and market price of Common Shares will tend to decline if market interest rates rise. Also, during periods of declining interest rates, many mortgages may be refinanced, which may reduce the yield from securities of Real Estate Companies that invest primarily in loans secured by real estate and generally derive their income primarily from interest payments on mortgage loans. See
                           "Risks -- Interest Rate Risk."



                           Non-Diversified Status. The Fund is classified as "non-diversified" under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. The Fund will therefore be more susceptible than a diversified fund to any single corporate, economic, political or regulatory occurrence. To help control this risk, the Fund will not invest more than 15% of its total assets in the securities of any one issuer other than the U.S. Government. See "The Fund's Investments" and
                           "Risks -- Non-Diversified Status."



                           Market Price Discount from Net Asset Value. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares in a relatively short period following completion of this offering. The Fund cannot predict whether Common Shares will trade at, above or below net asset value. The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes. See "Risks -- Market Price Discount from Net Asset Value."



                           Risks of Securities Linked to the Real Estate Industry. Because the Fund concentrates its assets in the real estate industry, your investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.



                           Real Estate Company share prices may drop because of the failure of Real Estate Company borrowers to pay their loans and poor management. Many Real Estate Companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a Real Estate Company's operations and market value in periods of rising interest rates. Financial covenants related to a Real Estate Company's leveraging may affect its ability to operate effectively. Real estate risks may also arise where Real Estate Companies fail to carry adequate insurance, or where a Real Estate Company may become liable for removal or other costs related to environmental contamination.



                           Real Estate Companies tend to be small to medium-sized companies. Real Estate Company shares, like other smaller company shares, can be more volatile than, and perform differently from, larger company shares. There may be less trading in a smaller company's shares, which means that buy and sell transactions in those shares could have a larger impact on the shares' price than is the case with larger company shares.



                           The value of the Common Shares will also depend on the general condition of the economy. An economic downturn could have a material adverse effect on the real estate markets and on the Real Estate Companies in which the Fund invests, which in turn could result in the Fund not achieving its investment objectives. See "Risks -- Risks of Securities Linked to the Real Estate Industry."



                           Leverage Risk. Leverage may result in greater volatility of the net asset value and market price of Common Shares because changes in the value of the Fund's portfolio investments, including investments purchased with the proceeds of the issuance of Fund Preferred Shares or Borrowings, are borne entirely by the Common Shareholders. Common Share income may fall if the dividend rate on Fund Preferred Shares or the interest rate on Borrowings rises, and may fluctuate as the dividend rate on Fund Preferred Shares or the interest rate on any Borrowings varies. See "Risks -- Leverage Risk."


                           Interest Rate Transactions Risk. If the Fund enters into interest rate swap, interest rate cap or option or futures transactions, a decline in interest rates may result in a decline in the net amount receivable by the

                           Fund under the interest rate hedging transaction (or increase the net amount payable by the Fund under the interest rate hedging transaction), which could result in a decline in the net asset value of the Common Shares. See "Interest Rate Transactions" and "Risks -- Interest Rate Transactions Risk."



                           Risks of Investment in Lower-Rated Securities.
                           Fixed income securities of below investment grade quality (Ba/BB or below) are commonly referred to as junk bonds. Securities of below investment grade quality involve greater risks than higher rated securities and are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. See
                           "Risks -- Risks of Investment in Lower-Rated
                           Securities."



                           Foreign Security Risk. The prices of foreign securities may be affected by factors not present with securities traded in the U.S. markets, including currency exchange rates, political and economic conditions, less stringent regulation and higher volatility. As a result, many foreign securities may be less liquid and more volatile than U.S. securities. See "Risks --Foreign Security Risk."



                           Risks of Warrants and Rights. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. The purchase of warrants or rights involves the risk that the Fund could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrants' or rights' expiration. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrant or right added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the price of the underlying security. See
                           "Risks -- Risks of Warrants and Rights."



                           Anti-Takeover Provisions. The Fund's Articles of Incorporation (the "Articles") and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See "Certain Provisions in the Articles of Incorporation and By-Laws".



                           Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, dividend rates of Fund Preferred Shares would likely increase, which would tend to further reduce returns to Common Shareholders.

                           Terrorism. The terrorist attacks on September 11, 2001, the closure of the U.S. securities markets that followed and related events led to increased short-term market volatility and may have long-term effects on U.S. and world economic markets. These long-term effects may include changes in default rates, property values, rental income and access to insurance coverage. These changes may lag behind general economic conditions. In the future, disruptions of financial markets could also impact interest rates, secondary trading, ratings, credit risk and other factors relating to the Common Shares. These effects may adversely affect Real Estate Companies, Fund service providers and the Fund's operations.



                           Risks of Futures and Options on Futures. The use by the Fund of futures contracts to hedge interest rate risks can reduce the opportunity for gain by offsetting the positive effect of favorable movements in the hedged interest rates. Furthermore, there is no assurance that a liquid secondary market will exist for any particular futures contract or option thereon at any particular time. If the Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. See "Risks -- Risks of Futures and Options on Futures."

                           SUMMARY OF FUND EXPENSES


   The purpose of the following table is to help you understand the fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The table assumes the issuance of Fund Preferred Shares in an amount equal to 30% of the Fund's total assets (after their issuance), and shows Fund expenses as a percentage of net assets attributable to Common Shares. Footnote 3 shows Fund expenses as a percentage of net assets attributable to Common Shares assuming no issuance of Fund Preferred Shares or Borrowings.


Shareholder Transaction Expenses


       Sales Load (as a percentage of offering price)......... 4.50%
       Offering Expenses Borne by the Fund.................... 0.20%/(1)/
       Dividend Reinvestment Plan Fees........................ None/(2)/


Annual Expenses


                                                           Percentage of Net
                                                                Assets
                                                            Attributable to
                                                           Common Shares/(3)/
                                                           -----------------
   Management Fees/(4)/...................................       1.29%
   Interest Payments on Borrowed Funds/(4)/...............       None
   Other Expenses/(4)/....................................       0.44%
                                                                -------
   Total Annual Expenses/(4)/.............................       1.73%
   Fee Waiver and Expense Reimbursement (Years
     1-5)/(4)(5)/.........................................      (0.46%)
                                                                -------
   Total Net Annual Expenses (Years 1-5)/(4)(5)/..........       1.27%
                                                                =======

--------

(1) The Investment Manager has agreed to pay offering costs (other than sales load) that exceed $0.03 per Common Share.


(2) You will pay brokerage charges if you direct the Plan Agent to sell your Common Shares held in a dividend reinvestment account. See "Dividend Reinvestment Plan."


(3) Stated as percentages of the Fund's net assets attributable to Common Shares assuming no issuance of Fund Preferred Shares or Borrowings, the Fund's expenses would be estimated to be as follows:



                                                           Percentage of Net
                                                                Assets
                                                            Attributable to
                                                             Common Shares
                                                              Assuming No
                                                               Leverage
                                                           -----------------
   Annual Expenses
   Management Fees........................................       0.90%
   Interest Payments on Borrowed Funds....................        None
   Other Expenses.........................................       0.27%
                                                                ------
   Total Annual Expenses..................................       1.17%
   Fee Waiver and Expense Reimbursement (years 1-5)/(5)/..      (0.32%)
                                                                ------
   Total Net Annual Expenses (years 1-5)/(5)/.............       0.85%
                                                                ======



(4) In the event the Fund, as an alternative to issuing Fund Preferred Shares, utilizes leverage through Borrowings in an amount equal to 30% of the Fund's total assets (including the amount obtained from leverage), it is estimated that, as a percentage of net assets attributable to Common Shares, the Management Fee would be 1.29%, Interest Payments on Borrowed Funds (assuming an interest rate of 5.00%, which interest rate is subject to change based on prevailing market conditions) would be 2.14%, Other Expenses would be 0.27%, Total Annual Expenses would be 3.70% and Total Net Annual Expenses would be 3.24%. Based on the Total Net Annual Expenses and in accordance with the example below, the expenses for years 1, 3, 5 and 10 would be $78, $142, $208 and $403, respectively. (Footnotes continued on next page.)

(5) The Investment Manager has contractually agreed to waive a portion of its management fee in the amount of 0.32% of Managed Assets for the first 5 years of the Fund's operations, 0.20% in year 6, and 0.10% in year 7. Without the fee waiver, "Total Net Annual Expenses" would be estimated to be 1.73% of average daily net assets attributable to Common Shares and 1.17% assuming no issuance of Fund Preferred Shares or Borrowings. The Investment Manager has agreed to pay (i) all of the Fund's organizational costs and (ii) offering costs of the Fund (other than sales load) that exceed $0.03 per Common Share (0.20% of offering price). See "Management of the Fund."


--------

   The annual "Other Expenses" shown in the table above are based upon estimated amounts for the current fiscal year unless otherwise indicated and assume that the Fund issues approximately 13,333,333 Common Shares.



   The following example illustrates the expenses (including the sales load of $45) that you would pay on a $1,000 investment in Common Shares, assuming (1) "Total Net Annual Expenses" of 1.27% of net assets attributable to Common Shares in years 1 through 5, increasing to 1.73% in year 8 and (2) a 5% annual return:/(1)/



              1 Year/(2)/ 3 Years/(2)/ 5 Years/(2)/ 10 Years/(2)/
              ----------  -----------  -----------  ------------
                 $65          $91         $119          $221


   The example should not be considered a representation of future expenses. Actual expenses may be higher or lower.

--------
(1) The example assumes that the estimated Other Expenses set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(2) Assumes waiver of management fees of 0.32% of Managed Assets in years 1 through 5, 0.20% in year 6, and 0.10% in year 7. The Investment Manager has not agreed to waive any portion of its management fee beyond year 7 of operation. See "Management of the Fund."


                                   THE FUND


   The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was incorporated as a Maryland corporation on May 16, 2002, pursuant to the Articles. As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at 125 Broad Street, New York, New York 10004, and its telephone number is (877) 366-6441.


                                USE OF PROCEEDS

   The net proceeds of the offering of Common Shares will be approximately
$       ($       if the Underwriters exercise the over-allotment option in
full) after payment of the estimated offering costs. The Fund will pay all of its offering costs up to $0.03 per Common Share and the Investment Manager has agreed to pay (i) all of the Fund's organizational costs and (ii) offering costs of the Fund (other than sales load) that exceed $0.03 per Common Share. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objectives and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in accordance with its investment objectives and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in U.S. government securities or high quality, short-term money market instruments.

                            THE FUND'S INVESTMENTS

Investment Objectives

   The Fund's primary investment objective is high current income. Capital appreciation is a secondary investment objective. There can be no assurance that the Fund will achieve its investment objectives. The Fund's investment objectives are fundamental and may not be changed by the Fund's Board of Directors without shareholder approval.

Investment Strategies

   Concentration. The Fund has a fundamental policy of concentrating its investments in the U.S. real estate industry and not in any other industry. This policy cannot be changed without shareholder approval. See "-- Fundamental Investment Policies."


   Real Estate Companies. Under normal market conditions, the Fund will invest at least 90% of its total assets in income-producing common shares, preferred shares, convertible preferred shares (preferred shares that, upon the passage of time or the happening of certain events, automatically convert into common shares) and debt securities issued by Real Estate Companies, including REITs. A "Real Estate Company" is a company that generally derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate (or has at least 50% of its assets invested in such real estate). As part of this policy, the Fund may also invest in rights or warrants to purchase income-producing common and preferred shares of Real Estate Companies.



   Substantially all of the equity securities of Real Estate Companies in which the Fund intends to invest are traded on a national securities exchange or in the over-the-counter markets. At least 90% of the Fund's total assets will be invested in securities of U.S. issuers located in the U.S. The Fund may invest up to 10% of its total assets in securities of non-U.S. issuers located in industrialized countries. The Fund will not invest more than 15% of its total assets in the securities of any one issuer other than the U.S. Government, nor will it invest in real estate or in securities of Real Estate Companies that are controlled by the Investment Manager, Citigroup Inc., the Sub-Adviser, CDC IXIS Asset Management North America, L.P. or their respective affiliates.



   The Fund may invest up to 20% of its total assets in U.S. Government obligations and debt securities, including convertible debt securities, issued by Real Estate Companies.


   REITs. At least 80% of the Fund's total assets will be invested under normal market conditions in income-producing equity securities issued by REITs. A REIT is a Real Estate Company that pools investors' funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. REITs generally pay relatively high dividends (as compared to other types of companies) and the Fund intends to use these REIT dividends in an effort to meet its primary objective of high current income.


   REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs generally invest a majority of their assets in income-producing real estate properties in order to generate cash flow from rental income and gradual asset appreciation. The income-producing real estate properties in which Equity REITs invest typically include properties such as office, retail, industrial, hotel and apartment buildings and healthcare facilities. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Fund may invest up to 10% of its total assets in any combination of Mortgage REITs and Hybrid REITs.


   REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. The Fund may invest in both publicly and privately traded REITs.

   Common Shares, Preferred Shares and Convertible Preferred Shares. It is the Fund's intention to initially invest approximately:



    . 50% to 70% of its total assets in common shares issued by Real Estate Companies; and





    . 30% to 50% of its total assets in preferred shares, including convertible preferred shares, issued by Real Estate Companies.


   The actual percentage of common, preferred and convertible preferred shares, rights and warrants, U.S. Government obligations and debt securities in the Fund's portfolio may vary over time based on the Sub-Adviser's assessment of market conditions.

   Preferred shares pay fixed or floating rate dividends to investors and have a "preference" over common shares in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred shares before paying any dividends on its common shares. Preferred shareholders of REITs usually have no right to vote for corporate directors or on other matters.


   U.S. Government Obligations. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. Government, are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so.





   Lower-Rated Securities. The Fund may invest in non-investment grade quality Ratable Securities, including unrated securities determined by the Sub-Adviser to be of comparable quality to such rated securities. Non-investment grade quality Ratable Securities are those that have received a rating lower than Baa or BBB by Moody's Investor Service, Inc. ("Moody's"), Standard & Poor's, a division of The McGraw-Hill Companies ("S&P"), Fitch Ratings ("Fitch") or a comparable rating by another NRSRO. The Fund will not invest in non-investment grade Ratable Securities if, as a result of such investment, more than 20% of the Fund's total assets would be invested in non-investment grade Ratable Securities. In the event that a downgrade of one or more investment grade quality Ratable Securities causes the Fund to exceed this 20% limit, the Sub-Adviser will determine, in its discretion, whether to sell any non-investment grade Ratable Securities to reduce the percentage to below 20% of the Fund's total assets. It is possible, therefore, that the value of non-investment grade Ratable Securities could exceed 20% of the Fund's total assets for an indefinite period of time. The Sub-Adviser will monitor the credit quality of the Fund's Ratable Securities.



   Securities that are below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. Debt securities that are below investment grade quality are commonly referred to as junk bonds. The Fund may only invest in non-investment grade securities that are rated CCC or higher by S&P or Fitch, Caa or higher by Moody's (or a comparable rating by another NRSRO), or unrated securities determined to be of comparable quality by the Sub-Adviser. The issuers of these securities have a currently identifiable vulnerability to default on their payments of principal and interest. Such issues may be in default or there may be present elements of danger with respect to principal or interest. The Fund will not invest in securities that are in default as to payment of principal and interest at the time of purchase. For a description of security ratings, see Appendix A of the Statement of Additional Information.


   Illiquid Securities. The Fund will not invest more than 10% of its total assets in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), but that are deemed to be illiquid, privately traded REITs and repurchase agreements with maturities in excess of seven days. The Board of Directors or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 10% limitation. The Board of Directors has delegated to the Investment Manager the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. The Board of Directors has directed the Investment Manager to look for the following factors: (i) the trading volume of the securities; (ii) the frequency of trades and quotes for the securities; (iii) the number of dealers willing to purchase or sell the securities and the number of other potential purchasers; (iv) dealer undertakings to make a market in the securities; (v) the trading markets for the securities; and (vi) the nature of the securities and the nature of marketplace trades (including the time needed to dispose of the securities, methods of soliciting offers and mechanics of transfer).


   Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.


   Illiquid securities will be priced at fair value as determined in good faith by the Board of Directors or its delegate. See "Net Asset Value." If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 10% of the value of its total assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as it deems advisable, if any, to protect liquidity.


   As discussed below under "Interest Rate Transactions," the Fund intends to segregate cash or liquid securities with its custodian having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily. The Fund will treat such amounts as illiquid for purposes of its 10% limit on investments in illiquid securities.


   Warrants and Rights. Warrants are options to purchase equity securities at a specified price for a specified period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.



   Short Sales and Derivatives. The Fund will not enter into short sales or invest in derivatives, except for interest rate hedging purposes as described in this Prospectus and the Statement of Additional Information. See "Use of Leverage" and "Interest Rate Transactions."


   The Fund will only enter into futures contracts to hedge interest rate risks. A futures contract is a two party agreement to buy or sell a specified amount of a specified security, such as U.S. Treasury securities, for a specified price at a designated date, time and place. Brokerage fees are incurred when a futures contract is bought or sold, and margin deposits must be maintained at all times when a futures contract is outstanding. The Fund may sell futures contracts as an offset against the effect of expected increases in interest rates, and may purchase futures contracts as an offset against the effect of expected declines in interest rates. The Fund will only enter into futures contracts that are traded on domestic futures exchanges and are standardized as to maturity date and underlying financial instrument.

   The Fund will only purchase or sell options on futures contracts to hedge interest rate risks. Options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures contract margin account. If the Fund sells ("writes") options on futures contracts, it will segregate cash or liquid securities in an amount necessary to cover its obligations under the option, and will mark such amounts to market daily.




   Cash Positions. In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Fund may temporarily hold all or a portion of its assets in cash, money market instruments, or bonds or other debt securities. As a result, the Fund may not achieve its investment objectives.

   Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements collateralized by such obligations, commercial paper and shares of money market funds. To the extent the Fund purchases shares of a money market fund, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such fund.


   Securities Lending. The Fund may lend its portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. The Fund would continue to receive the income on the loaned securities and would at the same time earn interest on the collateral or on the investment of any cash collateral. The Fund presently intends to invest such cash collateral in money market instruments listed above in "-- Cash Positions." The Fund will not lend portfolio securities representing more than one-third of its total assets.


   Lending securities involves a risk of loss to the Fund if and to the extent that the market value of the securities loaned increases and the collateral is not increased accordingly.


   Portfolio Turnover. The Fund may engage in portfolio trading when the Sub-Adviser considers it to be appropriate, but the Fund will not use short-term trading as the primary means of achieving its investment objectives. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 50% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to the length of time held when, in the opinion of the Sub-Adviser, investment considerations warrant such action. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund that, when distributed to shareholders, will be taxable as ordinary income. See "Tax Matters."


Fundamental Investment Policies


   The Fund has adopted certain fundamental investment policies designed to limit investment risk and maintain portfolio diversification. These fundamental investment policies may not be changed without the approval of the holders of a majority of the outstanding Common Shares and, if issued, Fund Preferred Shares voting as a single class. A "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares outstanding are present or represented by proxy, or (ii) more than 50% of the shares outstanding, whichever of (i) or (ii) is less. See "Investment Objectives" and "Investment Policies and Techniques" in the Statement of Additional Information for a complete list of the fundamental and non-fundamental investment policies of the Fund. See "Description of Shares -- Fund Preferred

Shares -- Voting Rights" and the Statement of Additional Information under "Fund Preferred Shares -- Voting Rights" for additional information with respect to the voting rights of holders of Fund Preferred Shares.


   The Fund may become subject to guidelines which are more limiting than the fundamental investment policies referenced above in order to obtain and maintain ratings from an NRSRO on the Fund Preferred Shares that it intends to issue. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's Common Shareholders or the Fund's ability to achieve its investment objectives.


Investment Philosophy


   The Sub-Adviser employs a value-oriented investment strategy designed to identify securities that are priced below what it believes is their intrinsic value. The Sub-Adviser believes that ultimately the performance of Real Estate Companies' securities is dependent upon the performance of the underlying real estate assets and company management as well as the overall influence of capital markets. Consequently, when selecting securities for the Fund, the Sub-Adviser draws upon the combined expertise of its real estate, research and securities professionals in consultation with the Investment Manager.


Investment Process

   When selecting investments for the Fund, the Sub-Adviser generally considers the following factors that it believes help to identify those Real Estate Companies whose securities represent the greatest value and price appreciation potential:


    . Valuation: The Sub-Adviser has developed a proprietary model to assess the relative value of each security in the Fund's investment universe. This model is designed to estimate what a Real Estate Company's anticipated cash flows are worth to a security investor (a capital markets value) and to a direct real estate investor (a real estate value). The model helps the Sub-Adviser to identify securities that it believes trade at discounts to either or both of these model values relative to similar securities. The Sub-Adviser will generally sell a security once it is considered overvalued or when the Sub-Adviser believes that there is greater relative value in other securities in the Fund's investment universe.

    . Price: The Sub-Adviser examines the historic pricing of each Real Estate Company in the Fund's universe of potential investments. Those securities that have under-performed in price, either in absolute terms or relative to the Fund's universe in general, are generally given greater weight than those that have over-performed.

    . Income: The Sub-Adviser further evaluates Real Estate Companies by analyzing their dividend yields as well as other factors that influence the sustainability and growth of dividends. These factors include cash flow, leverage and payout ratios.


    . Catalysts: When evaluating a security, the Sub-Adviser also seeks to identify potential catalysts that, in its opinion, could cause the marketplace to re-value the security in the near term. These catalysts can be macroeconomic, market-driven or company-specific in nature.



   In order to control risk, the Sub-Adviser will endeavor to maintain a portfolio that is broadly diversified within the U.S. real estate industry, with exposure to securities representing major property types and geographic areas. However, the Sub-Adviser's stock selection disciplines and fundamental real estate market and property type analyses may lead the Sub-Adviser to overweight or underweight particular property types and/or geographic regions from time to time.

                                USE OF LEVERAGE

   The Fund may use leverage through the issuance of Fund Preferred Shares, commercial paper or notes and/or borrowing in an aggregate amount of up to 30% of the Fund's total assets after such issuance and/or borrowing.


   Approximately one to three months after completion of the Common Shares offering, the Fund intends to offer Fund Preferred Shares representing up to 30% of the Fund's total assets immediately after their issuance. Such offering is subject to market conditions and the Fund's receipt of a top credit rating on Fund Preferred Shares from two or more NRSROs (most likely Moody's, S&P and/or Fitch). The Fund presently anticipates that any Fund Preferred Shares that it intends to issue would be initially given the highest ratings by Moody's (Aaa), S&P (AAA) and/or Fitch (AAA).


   Fund Preferred Shares will have seniority over the Common Shares. The issuance of Fund Preferred Shares will leverage the Common Shares. Any Borrowings would also leverage, and have seniority over, the Common Shares. There is no assurance that the Fund's leveraging strategy will be successful.


   Changes in the value of the Fund's portfolio securities, including costs attributable to Fund Preferred Shares or Borrowings, will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, the leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged. During periods when the Fund is using leverage, the fees paid to the Investment Manager (and to the Sub-Adviser) for advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's Managed Assets, which includes the proceeds from the issuance of Fund Preferred Shares and the principal amount of Borrowings. If the Fund issues Fund Preferred Shares, the Common Shareholders will bear the offering costs of the Fund Preferred Share issuance, which are currently expected to be slightly over 1% of the total amount of the Fund Preferred Share issuance.



   Under the 1940 Act, the Fund may not issue Fund Preferred Shares unless, immediately after such issuance, it has an "asset coverage" of at least 200%. For these purposes, "asset coverage" means the ratio of (i) total assets less all liabilities and indebtedness not represented by "senior securities," to
(ii) the amount of "senior securities representing indebtedness" plus the "involuntary liquidation preference" of the Fund Preferred Shares. "Senior security" means any bond, note, or similar security evidencing indebtedness, and any class of shares having priority over any other class as to distribution of assets or payment of dividends. "Senior security representing indebtedness" means any "senior security" other than equity shares. The "involuntary liquidation preference" of the Fund Preferred Shares is the amount that holders of Fund Preferred Shares would be entitled to in the event of an involuntary liquidation of the Fund in preference to the Common Shares.



   In addition, the Fund is not permitted to declare any dividend (except a dividend payable in Common Shares), or to declare any other distribution, on its Common Shares, or to purchase any Common Shares, unless the Fund Preferred Shares have at the time of the declaration of any such dividend or distribution, or at the time of any such purchase of Common Shares, an asset coverage of at least 200% after deducting the amount of such dividend, distribution or purchase price. If Fund Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Fund Preferred Shares from time to time to the extent necessary to maintain asset coverage of any Fund Preferred Shares of at least 200%.



   If Fund Preferred Shares are outstanding, two of the Fund's Directors will be elected by the holders of Fund Preferred Shares, voting separately as a class. The remaining Directors of the Fund will be elected by holders of Common Shares and Fund Preferred Shares voting together as a single class. In the unlikely event that the Fund failed to pay dividends on Fund Preferred Shares for two years, holders of Fund Preferred Shares would be entitled to elect a majority of the Directors of the Fund. The failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), which could have a material adverse effect on the value of the Common Shares.

   Under the 1940 Act, the Fund generally is not permitted to issue commercial paper or notes or borrow unless immediately after the borrowing or commercial paper or note issuance the value of the Fund's total assets less liabilities other than the principal amount represented by commercial paper, notes or borrowings is at least 300% of such principal amount. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than the principal amount represented by commercial paper, notes or borrowings, is at least 300% of such principal amount after deducting the amount of such dividend or distribution. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding commercial paper, notes or borrowing to the extent necessary to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Directors.


   The Fund may be subject to certain restrictions imposed either by guidelines of one or more rating agencies which may issue ratings for Fund Preferred Shares or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Investment Manager or the Sub-Adviser from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the rating agencies would impede its ability to meet its investment objectives, or if the Fund is unable to obtain its desired rating on Fund Preferred Shares (expected to be AAA/Aaa), the Fund will not issue Fund Preferred Shares.


   Assuming (1) that Fund Preferred Shares or Borrowings will represent in the aggregate approximately 30% of the Fund's total assets after such issuance or Borrowings, and (2) the Fund Preferred Shares or Borrowings will pay dividends, interest rates or payment rates at an annual average rate of 4.35%, then the incremental income generated by the Fund's portfolio (net of estimated expenses including expenses related to Fund Preferred Shares or Borrowings) must exceed approximately 1.31% in order to cover such dividend payments or interest or payment rates. Of course, these numbers are merely estimates used for illustration. Actual Fund Preferred Share or Borrowing dividend rates, interest, or payment rates may vary frequently and may be significantly higher or lower than the rate estimated above.



   The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of investments held in the Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund's investment portfolio returns will be. The table further reflects the issuance of Fund Preferred Shares or Borrowings representing approximately 30% of the Fund's total assets after such issuance or Borrowings, and the Fund's currently projected annual Fund Preferred Share dividend rate, borrowing interest rate or payment rate of 4.35%. See "Risks -- Leverage Risk." The table does not reflect any offering costs of Common Shares or Fund Preferred Shares or expenses attributable to any Borrowings.



    Assumed Portfolio Total Return... (10.00)% (5.00)%  0.00%  5.00% 10.00%
    Common Share Total Return........ (16.15)% (9.01)% (1.86)% 5.28% 12.42%



   Common Share total return is composed of two elements -- the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends on Fund Preferred Shares or interest on Borrowings) and realized and unrealized gains or losses on the value of the securities the Fund owns.


   Unless and until the Fund issues Fund Preferred Shares or, alternatively, uses leverage through Borrowings, the Common Shares will not be leveraged and this section will not apply.

                          INTEREST RATE TRANSACTIONS


   In order to reduce the interest rate risk inherent in the Fund's investments and underlying capital structure, the Fund may enter into interest rate swap or cap transactions. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.



   Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate all or a portion of the Fund's variable rate payment obligation on Fund Preferred Shares or any variable rate Borrowing. The payment obligation would be based on the notional amount of the swap, which will not exceed the amount of the Fund's leverage. The Fund will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to segregate cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily. The Fund will treat such amounts as illiquid for purposes of its 10% limit on investments in illiquid securities.



   The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive payment from the counterparty of the difference based on the notional amount.





   The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund's use of interest rate instruments could enhance or harm the overall performance of the Common Shares. To the extent there is a decline in interest rates, the net amount receivable by the Fund, if any, under the interest rate swap or cap could decline, and could thus result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings if the Fund must make net payments to the counterparty. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings if the Fund receives net payments from the counterparty. Buying interest rate caps could enhance the performance of the Common Shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount of dividends on Fund Preferred Shares or interest on Borrowings that the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of entering into swaps or caps other than as described in this Prospectus. The Fund would not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund's leverage.


   Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on Fund Preferred Shares or interest payments on Borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares.


   Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that the Sub-Adviser believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, the Sub-Adviser will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund's investments.

   In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as those of the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares.


   The Fund may choose or be required to redeem some or all Fund Preferred Shares or prepay any Borrowings. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund. There may also be penalties associated with early termination.

   The Fund may also purchase and sell futures contracts and options on futures contracts to hedge interest rate risk. See "The Fund's
Investments -- Investment Strategies -- Short Sales and Derivatives."


   The Fund's ability to engage in interest rate transactions to hedge interest rate risk may be limited by tax considerations.


                                     RISKS

   The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. Your Common Shares at any point in time may be worth less than you invested, even after taking into account the reinvestment of Fund dividends and distributions.


No History of Operations


   The Fund is newly organized and has no operating history.

Investment Risk

   An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Stock Market Risk


   Your investment in Common Shares represents an indirect investment in REIT shares and other Real Estate Company securities owned by the Fund, substantially all of which are traded on a national securities exchange or in the over-the-counter markets. The prices of the common shares of Real Estate Companies, including REITs, and other securities in which the Fund invests, will fluctuate from day to day and may -- in either the near term or over the long run -- decline in value. The value of the Common Shares may be affected by a decline in financial markets in general.


   The Fund intends to utilize leverage, which magnifies stock market risks. See "-- Leverage Risk."

Interest Rate Risk


   Interest rate risk is the risk that fixed-income investments such as preferred shares, U.S. Government obligations and debt securities, and to a lesser extent dividend-paying common stocks such as REIT common shares, will decline in value because of changes in market interest rates. When interest rates rise, the market value of such securities generally will fall. The Fund's investment in such securities means that the net asset value and market price of Common Shares will tend to decline if market interest rates rise. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund's investments to decline. Also, during periods of declining interest rates, many mortgages may be refinanced, which may reduce the yield from securities of Real Estate Companies that invest primarily in loans secured by real estate and generally derive their income primarily from interest payments on mortgage loans.


   The Fund intends to utilize leverage, which magnifies the interest rate risks. See "-- Leverage Risk." The Fund will use swaps, caps, futures contracts and options on futures contracts to help control interest rate risks. See "The Fund's Investments -- Investment Strategies -- Short Sales and Derivatives" and "Interest Rate Transactions."


Risks of Securities Linked to the Real Estate Industry


   The Fund will invest in real estate indirectly through securities issued by Real Estate Companies, including REITs. Because of the Fund's policies of indirect investments in real estate and concentration in the securities of companies in the real estate industry, it is subject to risks associated with the direct ownership of real estate. These risks include:

    .  declines in the value of real estate

    .  general and local economic conditions

    .  unavailability of mortgage funds

    .  overbuilding

    .  extended vacancies of properties

    .  increased competition

    .  increases in property taxes and operating expenses

    .  changes in zoning laws

    .  losses due to costs of cleaning up environmental problems

    . liability to third parties for damages resulting from environmental problems

    .  casualty or condemnation losses

    .  limitations on rents

    .  changes in neighborhood values and the appeal of properties to tenants

    .  changes in interest rates

   As a result of these factors, the value of the Common Shares may change at different rates compared to the value of shares of a registered investment company with investments in a mix of different industries. The value of the Common Shares will also depend on the general condition of the economy. An economic downturn could have a material adverse effect on the real estate markets and on the Real Estate Companies in which the Fund invests, which in turn could result in the Fund not achieving its investment objectives.

   Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of a Real Estate Company to make payments of any interest and principal on its debt securities, and its ability to pay dividends, will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the real estate owned by the Real Estate Company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of Real Estate Companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A Real Estate Company may also have joint venture investments in certain of its properties, and consequently its ability to control decisions relating to such properties may be limited.



   As discussed below, real property investments are also subject to risks that are specific to the investment sector or type of property in which the Real Estate Companies are investing.



   Retail Properties. Retail properties are affected by the overall health of the economy. A retail property may be adversely affected by the growth of alternative forms of retailing, bankruptcy, decline in drawing power, a shift in consumer demand due to demographic changes and/or changes in consumer preference (for example, to discount retailers) and spending patterns. A retail property may also be adversely affected if an anchor or significant tenant ceases operation at such location, voluntarily or otherwise, although certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property.


   Office and Industrial Properties. Office and industrial properties generally require their owners to expend significant amounts for general capital improvements, tenant improvements and costs of reletting space. In addition, office and industrial properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus non-competitive. Office and industrial properties may also be adversely affected if there is an economic decline in the businesses operated by their tenants. The risks of such an adverse effect is increased if the property revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

   Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels, increases in operating costs (which increases may not necessarily be offset in the future by increased room rates), dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, changes to regulation of operating liquor and other licenses, and adverse effects of general and local economic conditions. Due to the fact that hotel rooms are generally rented for short periods of time, hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties. Also, hotels may be operated pursuant to franchise, management and operating agreements that may be terminable by the franchiser, the manager or the operator. On the other hand, it may be difficult to terminate an ineffective operator of a hotel property after a foreclosure of the property.


   Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including: (1) federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; (2) continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare) and from private sector health insurance providers; and (3) competition in terms of appearance, reputation, quality and cost of care with similar properties on a local and regional basis.



   Governmental laws and regulations affecting healthcare are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations, and administrative and judicial interpretations of existing law. Changes may also be applied retroactively and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursement. In addition, in the event that a tenant is in default on its lease, a new operator or purchaser at a foreclosure sale will have to apply for all relevant licenses if such new operator does not already hold such licenses. There can be no assurance that such new licenses could be obtained, and consequently, there can be no assurance that any healthcare property subject to foreclosure will be disposed of in a timely manner.


   Multifamily/Residential Properties. The value and successful operation of a multifamily and residential property may be affected by a number of factors, such as the location of the property, the ability of management to provide adequate maintenance and insurance, the types of services provided by the property, the level of mortgage rates, the presence of competing properties, the relocation of tenants to new projects with better amenities, adverse economic conditions in the locale, the amount of rent charged, and the oversupply of units due to new construction. In addition, multifamily and residential properties may be subject to rent control laws or other laws affecting such properties, which could impact the future cash flows of such properties.


   Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns, and adverse effects of general and local economic conditions.

   Other factors may contribute to the riskiness of real estate investments.


   Insurance Issues. Certain Real Estate Companies may have disclosed in connection with the issuance of their securities that they carry comprehensive liability, fire, flood, extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. However, such insurance is not uniform among Real Estate Companies. Moreover, there are certain types of extraordinary losses that may be uninsurable or not economically insurable. Certain of the properties may be located in areas that are subject to earthquake activity for which insurance may not be maintained. Should a property sustain damage as a result of an earthquake, even if the Real Estate Company maintains earthquake insurance, it may incur substantial losses due to insurance deductibles, co-payments on insured losses or uninsured losses. In addition, after the September 11, 2001 terrorist attacks in New York City and Washington, D.C., the cost for insurance for acts of terrorism has increased while coverage has diminished, leading to an additional risk that damage due to terrorism will not be insured. Should any type of uninsured loss occur, the Real Estate Company could lose its investment in, and anticipated profits and cash flows from, a number of properties, which would adversely impact the Fund's investment performance.


   Financial Leverage. Real Estate Companies, including REITs, may be highly leveraged and financial covenants may affect the ability of those companies to operate effectively. Real Estate Companies are subject to risks normally associated with debt financing. If the principal payments of a Real Estate Company's debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the Real Estate Company's cash flow may not be sufficient to repay all maturing debt outstanding.

   In addition, a Real Estate Company's obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict the Real Estate Company's range of operating activity. A Real Estate Company may therefore be limited from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions which may be beneficial to the operation of the Real Estate Company.

   Environmental Risks. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a Rest Estate Company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as governmental fines and liabilities for injuries to persons and property and other costs. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such Real Estate Company and, as a result, the amount available to make distributions on its shares could be reduced.

   Smaller Companies. Even the larger Real Estate Companies in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company's shares, which means that buy and sell transactions in those shares could have a larger impact on the share's price than is the case with larger company shares. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company's share price than is the case for a larger company. Further, smaller company shares may perform differently in different cycles than larger company shares. Accordingly, Real Estate Company shares can be more volatile than -- and at times will perform differently from -- large company shares such as those found in the Dow Jones Industrial Average.

   Tax Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a Real Estate Company which purports to be a REIT but which fails to qualify as a REIT under the Code. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company. REITs could possibly fail to qualify for tax-free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a creditor or lessor and may incur substantial costs associated with protecting its investments. There is a risk that future changes in U.S. tax laws may affect the tax treatment of REITs and their dividends.

Leverage Risk


   Utilization of leverage is a speculative investment technique and involves certain risks to the holders of Common Shares. These include the possibility of higher volatility of the net asset value of the Common Shares and potentially more volatility in the market value of the Common Shares. So long as the Fund is able to realize a higher net return on its investment portfolio than the then-current cost of any leverage together with other related expenses, the effect of the leverage will be to cause holders of Common Shares to realize higher current net investment income than if the Fund were not so leveraged. On the other hand, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund's investment portfolio, the benefit of leverage to holders of Common Shares will be reduced, and if the then-current cost of any leverage together with related expenses were to exceed the net return on the Fund's portfolio, the Fund's leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so leveraged. There can be no assurance that the Fund's leveraging strategy will be successful.


   Any decline in the net asset value of the Fund's investments will be borne entirely by Common Shareholders. Therefore, if the market value of the Fund's portfolio declines, the leverage will result in a greater decrease in net asset value to Common Shareholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Shares. The Fund intends to issue Fund Preferred Shares representing up to 30% of the Fund's total assets immediately after the time of issuance. See "Use of Leverage."

   Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.


   To the extent that the Fund is required or elects to redeem any Fund Preferred Shares or prepay any Borrowings, the Fund may need to liquidate investments to fund such redemptions or prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to Common Shareholders. In addition, such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any interest rate swaps or caps. See "Interest Rate Transactions."

Interest Rate Transactions Risk


   The Fund may enter into a swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses on Fund Preferred Shares or Borrowings resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in net amounts receivable by the Fund from the counterparty under the swap or cap (or an increase in the net amounts payable by the Fund to the counterparty under the swap), which may result in a decline in the net asset value of the Fund. See "Interest Rate Transactions."


Risks of Futures and Options on Futures

   The use by the Fund of futures contracts and options on futures contracts to hedge interest rate risks involves special considerations and risks, as described below.


    . Successful use of hedging transactions depends upon the Sub-Adviser's ability to correctly predict the direction of changes in interest rates. There can be no assurance that any particular hedging strategy will succeed.


    . There might be imperfect correlation, or even no correlation, between the price movements of a futures or option contract and the movements of the interest rates being hedged. Such a lack of correlation might occur due to factors unrelated to the interest rates being hedged, such as market liquidity and speculative or other pressures on the markets in which the hedging instrument is traded.

    . Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable movements in the interest rates being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable movements in the hedged interest rates.

    . There is no assurance that a liquid secondary market will exist for any particular futures contract or option thereon at any particular time. If the Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position.

    .
       There is no assurance that the Fund will use hedging transactions.
       For example, if the Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

Risks of Investment in Lower-Rated Securities


   While securities carrying the fourth highest quality rating (Baa by Moody's or BBB by S&P or Fitch) are considered investment grade and are viewed to have adequate capacity for payment of principal and interest, investments in such securities involve a higher degree of risk than that associated with investments in securities in the higher rating categories and such securities lack outstanding investment characteristics and in fact have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher rated securities.



   Fixed-income securities of below investment grade quality (Ba/BB or below) are commonly referred to as junk bonds. Securities of below investment grade quality involve greater risks than higher rated securities and are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal.


   Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the Fund may incur additional expenses to seek recovery.


   The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of Common Shares. Adverse publicity and investor perceptions may decrease the values and liquidity of lower-rated securities.


   It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for lower-rated securities.


Risks of Warrants and Rights



   Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. Warrants and rights do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in the assets of the issuer. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying security and a warrant or right ceases to have value if it is not exercised prior to its expiration date. The purchase of warrants or rights involves the risk that the Fund could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrants' or rights' expiration. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrant or right added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the price of the underlying security.


Market Price Discount from Net Asset Value


   Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value could decrease as a result of its investment activities and may be a greater risk for investors expecting to sell their shares in a relatively short period following completion of this offering. The net asset value of the Common Shares will be reduced immediately following the offering as a result of the payment of the sales load and all of the Fund's offering costs up to and including $0.03 per Common Share. The net asset value of Common Shares will be further reduced by the underwriting fees and issuance costs of any Fund Preferred Shares, if and when offered. Whether investors will realize gains or losses upon the sale of the Common Shares will depend not upon the Fund's net asset value but upon whether the market price of the Common Shares at the time of sale is above or below the investor's purchase price for the Common Shares. Because the market price of the Common Shares will be determined by factors such as relative supply of and demand for the Common Shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price.


Inflation Risk

   Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, dividend rates of Fund Preferred Shares would likely increase, which would tend to further reduce returns to Common Shareholders.

Terrorism




   The terrorist attacks on September 11, 2001, the closure of the U.S. securities markets that followed and related events led to increased short-term market volatility and may have long-term effects on U.S. and world economic markets. These long-term effects may include changes in default rates, property values, rental income and access to insurance coverage. These changes may lag behind general economic conditions. In the future, disruptions of financial markets could also impact interest rates, secondary trading, ratings, credit risk and other factors relating to the Common Shares. These effects may adversely affect Real Estate Companies, Fund service providers and the Fund's operations.


Foreign Security Risk

   The prices of foreign securities may be affected by factors not present in U.S. markets, including:


    . Currency exchange rates. The dollar value of the Fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.



    . Political and economic conditions. The value of the Fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.


    . Regulations. Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

    . Markets. The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.



Non-Diversified Status


   Because the Fund is classified as "non-diversified" under the 1940 Act, it can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. As a result, the Fund will be more susceptible than a diversified fund to any single corporate, economic, political or regulatory occurrence. See "The Fund's Investments." To help control this risk, the Fund will not invest more than 15% of its total assets in the securities of any one issuer other than the U.S. Government. Moreover, the Fund intends to diversify its investments to the extent necessary to maintain its status as a regulated investment company under U.S. tax laws. See "Tax Matters."


Anti-Takeover Provisions


   The Fund's Articles and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See "Certain Provisions in the Articles of Incorporation and By-Laws."

                            MANAGEMENT OF THE FUND

Directors and Officers


   The overall management of the business and affairs of the Fund is vested in the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to the Fund. The day-to-day operation of the Fund is delegated to the officers of the Fund and to the Investment Manager, subject always to the objectives, restrictions and policies of the Fund and to the general supervision of the Board of Directors. Certain Directors and officers of the Fund are affiliated with the Investment Manager and Citigroup Inc., the parent corporation of the Investment Manager. All of the Fund's executive officers hold similar offices with some or all of the Investment Manager's other funds. The Investment Manager has delegated most of the day-to-day investment operations of the Fund to the Sub-Adviser, subject to the oversight of the Investment Manager and the Board of Directors.


Investment Manager and Sub-Adviser


   The Fund's investment manager is Citi Fund Management Inc., 100 First Stamford Place, Stamford, Connecticut 06902. The Investment Manager oversees the Fund's operations and provides administrative services. The Investment Manager is an affiliate of (and may be deemed to be controlled by) Citigroup Inc. Citigroup businesses provide a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world. Citi Fund Management Inc. was established in 2001 to take over the mutual fund-related investment advisory operations of Citibank, N.A. and together with Citibank affiliates in New York, London, Frankfurt, Tokyo and Hong Kong provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. The Investment Manager is responsible for the selection and ongoing monitoring of the Sub-Adviser and the Fund's cash management.



   The Fund's sub-adviser is AEW Management and Advisors, L.P. The Sub-Adviser is registered as an investment adviser with the SEC. Together with its affiliates, the Sub-Adviser managed nearly $7 billion of client capital as of March 31, 2002. The Sub-Adviser is a subsidiary of (and therefore may be deemed to be controlled by) CDC IXIS Asset Management North America, L.P., which, through subsidiaries and affiliates in the U.S., Europe and Asia, manages over $292 billion in assets for institutions and individuals as of March 31, 2002. The Sub-Adviser's address is Two Seaport Lane, World Trade Center East, Boston, Massachusetts 02210.



   A team of professionals at the Sub-Adviser, working under the Fund's portfolio manager, is primarily responsible for overseeing the day-to-day operations of the Fund.





   That team is led by Matthew A. Troxell, who serves as Portfolio Manager for the Fund. Mr. Troxell joined the Sub-Adviser in 1994 as a Vice President and became a Principal of the firm in 1997. He has 19 years of securities and portfolio management experience. Prior to joining the Sub-Adviser, he was a Vice President and Assistant to the President of Landmark Land Company and a Securities Analyst at A.G. Becker Paribas. Mr. Troxell is a graduate of Tufts University (B.A.) and holds the designation of Chartered Financial Analyst
(CFA).






Investment Management Agreement


   Pursuant to an Investment Management Agreement between the Investment Manager and the Fund, the Fund has agreed to pay the Investment Manager an annual management fee for the services and facilities provided by the Investment Manager of 0.90% of the Fund's Managed Assets (which includes assets attributable to Fund Preferred Shares and the principal amount of Borrowings), payable on a monthly basis. Assuming the issuance of Fund Preferred Shares and/or Borrowings in the amount of 30% of the Fund's total assets (after issuance of Fund Preferred Shares and/or Borrowings), the annual fee payable to the Investment Manager would be 1.29% of net assets attributable to Common Shares (i.e., not including amounts attributable to Fund Preferred Shares and/or Borrowings).

   For the first seven (7) years of the Fund's operation, the Investment Manager has agreed to waive a portion of its management fee in the amounts, and for the time periods, set forth below:



                                                  Fee Waiver
                            Fee Waiver        (as a percentage of
            Waiver      (as a percentage of net assets attributable
            Period/(1)/   Managed Assets)      to Common Shares)
            ----------- ------------------- -----------------------
              Year 1...        0.32%                 0.46%
              Year 2...        0.32                  0.46
              Year 3...        0.32                  0.46
              Year 4...        0.32                  0.46
              Year 5...        0.32                  0.46
              Year 6...        0.20                  0.29
              Year 7...        0.10                  0.14

--------

(1) Year 1 represents the period from the commencement of operations through July 31, 2003; then yearly thereafter.



   The Investment Manager has also agreed to pay (i) all of the Fund's organizational costs and (ii) offering costs of the Fund (other than sales load) that exceed $0.03 per Common Share. The Fund will pay all of its offering costs up to and including $0.03 per Common Share.



   Pursuant to a Sub-Investment Advisory Agreement among the Fund, the Investment Manager and the Sub-Adviser, the Sub-Adviser will receive from the Investment Manager a sub-advisory fee at an annual rate equal to: (a) for the first five years of the Fund's operations, 0.40% of the first $100 million of the Fund's Managed Assets, 0.35% of the next $100 million of the Fund's Managed Assets and 0.30% of the Fund's Managed Assets in excess of $200 million; and
(b) starting five years after the commencement of the Fund's operations, 50% of the management fee paid by the Fund to the Investment Manager (net of the waivers described above). The Sub-Adviser has agreed to waive a portion of its management fee until the Investment Manager recoups certain costs it incurred in connection with the offering.


   In addition to the fee paid to the Investment Manager, the Fund pays all other costs and expenses of its operations, including, but not limited to, compensation of its Directors (other than those affiliated with the Investment Manager), custodian, transfer agency and dividend disbursing expenses, rating agency fees, legal fees, expenses of independent auditors, expenses of registering and qualifying shares for sale, expenses of repurchasing shares, expenses of issuing any Fund Preferred Shares, expenses in connection with any Borrowings, expenses of being listed on a stock exchange, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, amendments to the Fund's registration statement, membership in investment company organizations, and taxes, if any.


   The Fund's management fees and other expenses, including expenses incurred in the issuance of the Fund Preferred Shares and/or Borrowings, are paid only by the Common Shareholders, and not by holders of Fund Preferred Shares. See "Use of Leverage."



Control Persons



   A control person is a person who beneficially owns more than 25% of the voting securities of a company. It is anticipated that Salomon Brothers Holding Company Inc. ("SBHC") will provide the initial capitalization of the Fund and therefore will be a control person because it will be the sole shareholder of the Fund as of the date of this Prospectus. However, it is anticipated that SBHC will no longer be a control person once the offering is completed.

                                NET ASSET VALUE


   The Fund determines the net asset value of its Common Shares on each day the Exchange is open for business, as of the close of the customary trading session (normally 4:00 p.m. Eastern time), or any earlier closing time that day. The Fund determines net asset value per Common Share by dividing the value of the Fund's securities, cash and other assets (including interest accrued but not collected) less all its liabilities (including accrued expenses, the liquidation preference of the Fund Preferred Shares and dividends payable) by the total number of Common Shares outstanding. The Fund values portfolio securities for which market quotations are readily available at market value. The Fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity. Determination of the Common Shares' net asset value is made in accordance with generally accepted accounting principles.



   The Fund values all other securities and assets at their fair value. If events occur that materially affect the value of a security between the time trading ends on the security and the close of the customary trading session of the Exchange, the Fund may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors of the Fund. The effect of using fair value pricing is that the Common Shares' net asset value will be subject to the judgment of the Board of Directors or its designee instead of being determined by the market.


   Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

                                 DISTRIBUTIONS


   The Fund intends to distribute its net investment (ordinary) income on a monthly basis. At least annually, the Fund intends to distribute all of its net long-term capital gains, if any. Both monthly and annual distributions to Common Shareholders will be made only after paying any accrued dividends on, or redeeming or liquidating, any Fund Preferred Shares, if any, or making interest and required principal payments on Borrowings, if any.


Level Rate Dividend Policy


   Subject to the determination of the Board of Directors to implement a Managed Dividend Policy, as discussed below, commencing with the Fund's first dividend, the Fund intends to make regular monthly cash distributions to Common Shareholders at a fixed rate per Common Share based on the projected performance of the Fund, which rate may be adjusted from time to time. The Fund's ability to maintain a Level Rate Dividend Policy will depend on a number of factors, including the stability of income received from its investments and dividends paid on Fund Preferred Shares, if any, and interest and required principal payments on Borrowings, if any. Over time, all the net investment income of the Fund will be distributed. Initial distributions to Common Shareholders are expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of this offering, depending upon market conditions. The net income of the Fund will primarily consist of all dividend and interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. In addition, the Fund currently expects that a portion of the cash flow it receives from Real Estate Companies will later be characterized as a non-taxable return of capital to the Fund. In that event, amounts distributed to Fund shareholders may have to be subsequently recharacterized as a return of capital for tax purposes. See "Tax Matters."



   To permit the Fund to maintain a more stable monthly distribution, the Fund may initially distribute less than the entire amount of net investment income earned in a particular period. The undistributed net investment income may be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period and the Fund may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action. Undistributed net investment income is included in the Common Shares' net asset value and, correspondingly, distributions from net investment income will reduce the Common Shares' net asset value.


Managed Dividend Policy

   Following the commencement of this offering, the Fund intends to file an exemptive application with the SEC seeking an order under the 1940 Act facilitating the implementation of a Managed Dividend Policy. If, and when, the Fund receives the requested relief, the Fund may, subject to the determination of its Board of Directors, implement a Managed Dividend Policy.


   Under a Managed Dividend Policy, the Fund would intend to make monthly distributions to Common Shareholders at a fixed rate per Common Share or a fixed percentage of net asset value that may include periodic distributions of long-term capital gains. Under a Managed Dividend Policy, if, for any monthly distribution, ordinary income (that is, net investment income and any net short-term capital gain) and net realized capital gains were less than the amount of the distribution, the difference would be distributed from the Fund's assets. If, for any fiscal year, the total distributions exceeded ordinary income and net realized capital gains (the "Excess"), the Excess distributed from the Fund's assets would generally be treated as a tax-free return of capital up to the amount of the Common Shareholder's tax basis in Common Shares, with any amounts exceeding such basis treated as gain from the sale of Common Shares. The Excess, however, would be treated as ordinary dividend income to the extent of the Fund's current and accumulated earnings and profits. As with the Level Rate Dividend Policy, the Fund currently expects that a portion of the cash flow it receives from Real Estate Companies will later be characterized as a non-taxable return of capital to the Fund. In that event, amounts distributed to Fund shareholders may have to be subsequently recharacterized as a return of capital for tax purposes. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice would accompany each monthly distribution with respect to the estimated source of the distribution made. See "Tax Matters."


   In the event the Fund distributed the Excess, such distribution would decrease the Fund's total assets and, as a result, will have the likely effect of increasing the Fund's expense ratio. There is a risk that the Fund would not eventually realize capital gains in an amount corresponding to a distribution of the Excess. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

   There is no guarantee that the Fund will receive an exemptive order facilitating the implementation of a Managed Dividend Policy or, if received, that the Board of Directors will implement a Managed Dividend Policy. The Board of Directors reserves the right to change the dividend policy from time to time.

                          DIVIDEND REINVESTMENT PLAN


   Unless you elect to receive distributions in cash, all dividends, including any capital gain dividends, on your Common Shares will be automatically reinvested by American Stock Transfer & Trust Company ("AST"), as agent for the Common Shareholders (the "Plan Agent"), in additional Common Shares under the Dividend Reinvestment Plan (the "Plan"). You may elect not to participate in the Plan by completing the Dividend Reinvestment Plan Opt-Out Form. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by AST as dividend paying agent.


   If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:




      (1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant dividend or distribution is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the record date or (b) 95% of the market price per share of the Common Shares on the record date.



      (2) If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the record date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the record date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the record date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the record date or (b) 95% of the then current market price per share.



   The Plan Agent maintains all participants' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.





   You may withdraw from the Plan by notifying the Plan Agent in writing at P.O. Box 922 Wall Street Station, New York, New York 10269-0560, by logging onto your account and following the directions at www.Investpower.com or by calling the Plan Agent at 1-877-366-6441. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent's investment of the most recently declared dividend or distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. The Plan Agent is authorized to deduct brokerage commissions actually incurred for this transaction from the proceeds.



   There is no service charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.


   Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.


   The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-877-366-6441 or by accessing account information at www.Investpower.com.

                             DESCRIPTION OF SHARES

Common Shares


   The Articles authorize the issuance of 100,000,000 Common Shares, par value $0.001 per share. All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Shares will, when issued, be fully paid and non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. Whenever Fund Preferred Shares are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on Fund Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Fund Preferred Shares would be at least 200% after giving effect to the distributions. See "-- Fund Preferred Shares" below.



   The Fund has applied to list the Common Shares on the Exchange. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund must continue to meet the Exchange requirements in order for the Common Shares to remain listed.



   The Common Shares' net asset value per share generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater because the Fund intends to have a leveraged capital structure. Net asset value will be reduced immediately following the offering by the amount of the sales load and offering expenses paid by the Fund up to and including $0.03 per Common Share. The net asset value of Common Shares will be further reduced by the underwriting fees and issuance costs of any Fund Preferred Shares, if and when issued.



   Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may conveniently do so by trading on the Exchange through a broker or otherwise. Shares of closed-end funds may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end funds like the Fund that invest predominately in real estate securities have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value.


   The market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund. The Fund cannot assure you that Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "-- Fund Preferred Shares" and the Statement of Additional Information under "Repurchase of Fund Shares."

Fund Preferred Shares


   The Articles authorize the issuance of Fund Preferred Shares, par value $0.001 per share, in one or more series, with rights as determined by the Board of Directors. Such shares may be issued by action of the Board of Directors without the approval of the Common Shareholders.



   The Fund's Board of Directors anticipates authorizing an offering of Fund Preferred Shares (representing up to 30% of the Fund's total assets immediately after the time the Fund Preferred Shares are issued) approximately one to three months after completion of the offering of Common Shares. Any such offering is subject to market conditions, a credit rating of AAA/Aaa from two or more NRSROs, and to the Board of Directors' continuing belief that leveraging the Fund's capital structure through the issuance of Fund Preferred Shares is likely to achieve the benefits to the Common Shareholders described in this Prospectus. Although the terms of the Fund Preferred Shares will be determined by the Board of Directors (subject to applicable law and the Fund's Articles) if and when it authorizes a Fund Preferred Shares offering, the Board of Directors expects that the Fund Preferred

Shares, at least initially, would likely pay cumulative dividends at rates determined over relatively shorter-term periods (such as 7 or 28 days), by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedure. The Board of Directors has indicated that the preference on distribution, liquidation preference, voting rights and redemption provisions of the Fund Preferred Shares will likely be as stated below.



   Limited Issuance of Fund Preferred Shares. The issuance of Fund Preferred Shares is subject to certain limitations under the 1940 Act, including a limit on the aggregate liquidation value and the Fund's ability to declare cash dividends or other distributions on Common Shares under certain circumstances. See "Use of Leverage" and "Risks -- Leverage Risk."



   Distribution Preference. The Fund Preferred Shares will have complete priority over the Common Shares as to distribution of assets.


   Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Fund Preferred Shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares.

   Voting Rights. Fund Preferred Shares are required to be voting shares and to have equal voting rights with Common Shares. Except as otherwise indicated in this Prospectus or the Statement of Additional Information and except as otherwise required by applicable law, holders of Fund Preferred Shares will vote together with Common Shareholders as a single class.


   Holders of Fund Preferred Shares, voting as a separate class, will be entitled to elect two of the Fund's Directors. The remaining Directors will be elected by Common Shareholders and holders of Fund Preferred Shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the Fund Preferred Shares, the holders of all outstanding Fund Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's Directors until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of Fund Preferred Shares will be required, in addition to the combined class vote of the holders of Fund Preferred Shares and Common Shares. See "Certain Provisions in the Articles of Incorporation and By-Laws" and the Statement of Additional Information under "Fund Preferred Shares -- Voting Rights."


   Redemption, Repurchase and Sale of Fund Preferred Shares. The terms of the Fund Preferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. The terms may also state that the Fund may tender for or repurchase Fund Preferred Shares. Any redemption or repurchase of Fund Preferred Shares by the Fund will reduce the leverage applicable to Common Shares. See "Use of Leverage."

Borrowings

   The Articles authorize the Fund, without prior approval of the Common Shareholders, to borrow money. The Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting the Fund's assets as security. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate.

   Limitations. Borrowings by the Fund are subject to certain limitations under the 1940 Act, including the amount of asset coverage required. In addition, agreements related to the Borrowings may also impose certain requirements, which may be more stringent than those imposed by the 1940 Act. See "Use of Leverage" and "Risks -- Leverage Risk."


   Distribution Preference. The rights of lenders to the Fund to receive interest on, and repayment of, principal of any such Borrowings will be senior to those of the Common Shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances.

   Voting Rights. The 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on, or repayment of, principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the Borrowings. Any Borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

   The discussion above describes the Board of Directors' present intention with respect to a possible offering of Fund Preferred Shares or Borrowings. If the Board of Directors determines to authorize any of the foregoing, the terms may be the same as, or different from, the terms described above, subject to applicable law and the Articles.


        CERTAIN PROVISIONS IN THE ARTICLES OF INCORPORATION AND BY-LAWS



   The Fund has provisions in its Articles and By-Laws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. Commencing with the first annual meeting of shareholders, the Board of Directors will be divided into three classes, having initial terms of one, two and three years, respectively. At the annual meeting of shareholders in each year thereafter, the term of one class will expire and directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A director may be removed from office only for cause and only by a vote of the holders of at least 75% of the outstanding shares of the Fund entitled to be cast for the election of directors.





   The affirmative vote of at least 75% of the entire Board of Directors is required to authorize the conversion of the Fund from a closed-end to an open-end investment company. Such conversion also requires the affirmative vote of the holders of at least 75% of the votes entitled to be cast thereon by the shareholders of the Fund unless it is approved by a vote of at least 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the shareholders of the Fund. A "Continuing Director" is any member of the Board of Directors of the Fund who (i) is not a person or affiliate of a person who enters or proposes to enter into a Business Combination (as defined below) with the Fund (an "Interested Party") and (ii) who has been a member of the Board of Directors of the Fund for a period of at least 12 months, or has been a member of the Board of Directors since June 20, 2002, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Fund. The affirmative vote of at least 75% of the votes entitled to be cast thereon by shareholders of the Fund will be required to amend the Articles to change any of the provisions in this paragraph and the preceding paragraph.



   The affirmative votes of at least 75% of the entire Board of Directors and the holders of at least (i) 80% of the votes entitled to be cast thereon by the shareholders of the Fund and (ii) in the case of a Business Combination (as defined below), 66 2/3% of the votes entitled to be cast thereon by the shareholders of the Fund other than votes held by an Interested Party who is (or whose affiliate is) a party to a Business Combination (as defined below) or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:



      (i) merger, consolidation or statutory share exchange of the Fund with or into any other person;

      (ii) issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding issuances or transfers of debt securities of the Fund, sales of securities of the Fund in connection with a public offering, issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, issuance of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and portfolio transactions effected by the Fund in the ordinary course of business;



      (iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business (transactions within clauses (i), (ii) and (iii) above being known individually as a "Business Combination");



      (iv) any voluntary liquidation or dissolution of the Fund or an amendment to the Fund's Articles to terminate the Fund's existence; or



      (v) unless the 1940 Act or federal law requires a lesser vote, any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets as to which shareholder approval is required under federal or Maryland law.



   However, the shareholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (v) above) if they are approved by a vote of at least 75% of the Continuing Directors. In that case, if Maryland law requires shareholder approval, the affirmative vote of a majority of votes entitled to be cast thereon shall be required. The Fund's By-Laws contain provisions the effect of which is to prevent matters, including nominations of directors, from being considered at a shareholders' meeting where the Fund has not received notice of the matters generally at least 60 but no more than 90 days prior to the first anniversary of the preceding year's annual meeting.





   Reference is made to the Articles and By-Laws of the Fund, on file with the SEC, for the full text of these provisions. These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. These provisions, however, offer several possible advantages. They may require persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund's ability to pursue long-term strategies that are consistent with its investment objectives.




                           REPURCHASE OF FUND SHARES


   The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, liquidity will be provided through trading in the open market. The Fund reserves the right to repurchase Common Shares on the open market in accordance with the 1940 Act and the rules and regulations thereunder, but is under no obligation to do so.


                                  TAX MATTERS



   The following brief tax discussion assumes you are a U.S. shareholder and that you hold your shares as a capital asset. In the Statement of Additional Information we have provided more detailed information regarding the tax consequences of investing in the Fund. The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its "investment company taxable income" (which includes dividends the Fund receives on REIT shares, interest income, and net short-term capital gain net of expenses of the Fund), the Fund will not be required to pay federal income taxes on any income it distributes to shareholders but such distributions will generally be taxable to you as a shareholder of the Fund when received.


   Dividends paid to you out of the Fund's "investment company taxable income" will be taxable to you as ordinary income to the extent of the Fund's earnings and profits. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gains, regardless of how long you have held your Fund shares. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits is treated as a non-taxable return of capital that reduces your tax basis in your Common Shares; any such distributions in excess of your basis are treated as gain from a sale of your shares. The tax treatment of your dividends and distributions will be the same regardless of whether they were paid to you in cash or reinvested in additional Common Shares. Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them.


   A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid during January of the following year. Each year, we will notify you of the tax status of dividends and other distributions.


   If you sell your Common Shares, or have shares repurchased by the Fund, you may realize a capital gain or loss in an amount equal to the difference between the amount realized and your adjusted tax basis in the shares sold, which gain or loss will be long-term or short-term depending generally on your holding period for the shares.


   We may be required to withhold U.S. federal income tax from all taxable distributions payable if you:

    .  fail to provide us with your correct taxpayer identification number;

    .  fail to make required certifications; or


    . have been notified by the Internal Revenue Service that you are subject to backup withholding.



   It is not expected that you will be subject to the alternative minimum tax as a result of your investment in the Fund. Fund distributions may be subject to state and local taxes. You should consult with your own tax adviser regarding the particular consequences of investing in the Fund.

                                 UNDERWRITING

   Subject to the terms and conditions stated in the underwriting agreement dated the date hereof, each Underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of Common Shares set forth opposite the name of such Underwriter.


                                                           Number of
            Underwriters                                    Shares
            ------------                                   ---------
              Salomon Smith Barney Inc....................
              Legg Mason Wood Walker, Incorporated........
              Wells Fargo Securities, LLC.................
              Advest, Inc.................................
              H&R Block Financial Advisors, Inc...........
              McDonald Investments Inc., a KeyCorp Company
              Wedbush Morgan Securities, Inc..............
                                                            ------
               Total......................................
                                                            ======



   The underwriting agreement provides that the obligations of the several Underwriters to purchase the Common Shares included in this offering are subject to approval of certain legal matters by counsel and to certain other conditions. The Underwriters are obligated to purchase all the Common Shares (other than those covered by the over-allotment option described below) if they purchase any of the Common Shares.



   The Underwriters, for whom Salomon Smith Barney Inc., Legg Mason Wood Walker, Incorporated, Wells Fargo Securities, LLC, Advest, Inc., H&R Block Financial Advisors, Inc., McDonald Investments Inc., a KeyCorp Company and Wedbush Morgan Securities, Inc. are acting as representatives, propose to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not in excess of $0.45 per Common Share. The sales load of $0.675 per share is equal to 4.5% of the initial offering price. The Underwriters may allow, and such dealers may reallow, a concession not in excess of $0.10 per Common Share on sales to certain other dealers. Certain dealers acting in the capacity of sub-underwriters may receive additional compensation for acting in such a capacity. If all of the Common Shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any Common Shares purchased on or before
          , 2002. The representatives have advised the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.


   The Fund has granted to the Underwriters an option, exercisable for 45 days
from the date of this Prospectus, to purchase up to            additional
Common Shares at the public offering price less the sales load. The Underwriters may exercise such option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each Underwriter will be obligated, subject to certain conditions, to purchase a number of additional Common Shares approximately proportionate to such Underwriter's initial purchase commitment.


   The Fund, the Investment Manager and the Sub-Adviser have agreed that, for a period of 180 days from the date of this Prospectus, they will not, without the prior written consent of Salomon Smith Barney Inc., on behalf of the Underwriters, sell, contract to sell or otherwise dispose of any Common Shares or any securities convertible into or exchangeable for Common Shares or grant any options or warrants to purchase Common Shares.



   Prior to the offering, there has been no public market for the Common Shares. Consequently, the initial public offering price for the Common Shares was determined by negotiation among the Fund, the Investment

Manager and the representatives. There can be no assurance, however, that the price at which the Common Shares will sell in the public market after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering. The Fund has applied to list the Common Shares on the Exchange, under the symbol "RIT." In connection with the requirements for listing the Fund's Common Shares on the Exchange, the Underwriters have undertaken to sell lots of 100 or more Common Shares to a minimum of 2,000 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares.



   The Fund, the Investment Manager and the Sub-Adviser have each agreed to indemnify the several Underwriters or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act.


   The Fund will pay all of its offering costs up to and including $0.03 per Common Share. The Investment Manager has agreed to pay (i) all of the Fund's organizational costs and (ii) offering costs of the Fund (other than sales load) that exceed $0.03 per Common Share.



   Certain Underwriters may make a market in the Common Shares after trading in the Common Shares has commenced on the Exchange. No Underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice at the sole discretion of the Underwriter. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any Underwriter. This Prospectus is to be used by any Underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

   The Underwriters have advised the Fund that, pursuant to Regulation M under the Securities Exchange Act of 1934, as amended, certain persons participating in the offering may engage in transactions, including stabilizing bids, covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the Common Shares on the Exchange at a level above that which might otherwise prevail in the open market. A "stabilizing bid" is a bid for or the purchase of the Common Shares on behalf of an Underwriter for the purpose of fixing or maintaining the price of the Common Shares. A "covering transaction" is a bid for or purchase of the Common Shares on behalf of an Underwriter to reduce a short position incurred by the Underwriters in connection with the offering. A "penalty bid" is a contractual arrangement whereby if, during a specified period after the issuance of the Common Shares, the Underwriters purchase Common Shares in the open market for the account of the underwriting syndicate and the Common Shares purchased can be traced to a particular Underwriter or member of the selling group, the underwriting syndicate may require the Underwriter or selling group member in question to purchase the Common Shares in question at the cost price to the syndicate or may recover from (or decline to pay to) the Underwriter or selling group member in question any or all compensation (including, with respect to a representative, the applicable syndicate management fee) applicable to the Common Shares in question. As a result, an Underwriter or selling group member and, in turn, brokers may lose the fees that they otherwise would have earned from a sale of the Common Shares if their customer resells the Common Shares while the penalty bid is in effect. The Underwriters are not required to engage in any of these activities, and any such activities, if commenced, may be discontinued at any time.



   The Fund anticipates that from time to time the representatives of the Underwriters and certain other Underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.


   Prior to the public offering of Common Shares, Salomon Brothers Holding Company Inc. will purchase Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

   The principal business address of Salomon Smith Barney Inc. is 388 Greenwich Street, New York, New York 10013.



   The Investment Manager and Salomon Smith Barney Inc. are each indirect, wholly-owned subsidiaries of Citigroup Inc.


                         CUSTODIAN AND TRANSFER AGENT


   The custodian of the assets of the Fund is State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171. The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund's transfer, shareholder services and dividend paying agent is American Stock Transfer & Trust Company, P.O. Box 922 Wall Street Station, New York, New York 10269-0560.


                                LEGAL OPINIONS


   Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Simpson Thacher & Bartlett, New York, New York and for the Underwriters by Skadden, Arps, Slate, Meagher & Flom LLP, Boston, Massachusetts. Simpson Thacher & Bartlett and Skadden, Arps, Slate, Meagher & Flom LLP may rely as to certain matters of Maryland law on the opinion of Piper Rudnick LLP.

         TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Investment Objectives......................................................   1
Investment Policies and Techniques.........................................   2
Management of the Fund.....................................................   6
Investment Manager and Sub-Adviser.........................................  11
Portfolio Transactions and Brokerage.......................................  13
Net Asset Value............................................................  14
Fund Preferred Shares......................................................  15
Certain Provisions in the Articles of Incorporation and By-Laws............  16
Repurchase of Fund Shares..................................................  16
Tax Matters................................................................  16
Control Persons and Principal Holders of Securities........................  21
Performance Related and Comparative Information............................  21
Experts....................................................................  22
Custodian..................................................................  22
Additional Information.....................................................  22
Report of Independent Auditors.............................................  24
Financial Statements for Fund..............................................  24
Appendix A Ratings of Debt Securities...................................... A-1
Appendix B Performance Related and Comparative Information................. B-1

================================================================================


                               4,000,000 Shares



                         Real Estate Income Fund Inc.


                                 Common Shares

                                 -------------
                                  PROSPECTUS
                                         , 2002
                                 -------------


                             Salomon Smith Barney




                            Legg Mason Wood Walker


                                 Incorporated


                          Wells Fargo Securities, LLC


                                 Advest, Inc.


                      H&R Block Financial Advisors, Inc.


                           McDonald Investments Inc.


                        Wedbush Morgan Securities, Inc.


                                 -------------


   Until           , 2002 (25 days after the date of this Prospectus), all
dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to the dealers' obligation to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.


================================================================================

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell the securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                  SUBJECT TO COMPLETION, DATED JUNE 20, 2002



                         Real Estate Income Fund Inc.


                      STATEMENT OF ADDITIONAL INFORMATION


   Real Estate Income Fund Inc. (the "Fund") is a newly organized, non-diversified, closed-end management investment company.



   This Statement of Additional Information relating to common shares of the Fund ("Common Shares") does not constitute a prospectus, but should be read in
conjunction with the Fund's prospectus relating thereto dated           , 2002
(the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the Fund's Prospectus prior to purchasing such shares. A copy of the Fund's Prospectus may be obtained without charge by calling (877) 366-6441 or by writing to the Fund at 125 Broad Street, New York, NY 10004. Prospective investors may also obtain a copy of the Fund's Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.


   This Statement of Additional Information is dated         , 2002

                               TABLE OF CONTENTS


Investment Objectives......................................................   1
Investment Policies and Techniques.........................................   2
Management of the Fund.....................................................   6
Investment Manager and Sub-Adviser.........................................  11
Portfolio Transactions and Brokerage.......................................  13
Net Asset Value............................................................  14
Fund Preferred Shares......................................................  15
Certain Provisions in the Articles of Incorporation and By-Laws............  16
Repurchase of Fund Shares..................................................  16
Tax Matters................................................................  16
Control Persons and Principal Holders of Securities........................  21
Performance Related and Comparative Information............................  21
Experts....................................................................  22
Custodian..................................................................  22
Additional Information.....................................................  22
[Report of Independent Auditors]...........................................  24
[Financial Statements for Fund]............................................  24
Appendix A Ratings of Debt Securities...................................... A-1
Appendix B Performance Related and Comparative Information................. B-1

                             INVESTMENT OBJECTIVES

   The Fund's primary investment objective is high current income. Capital appreciation is a secondary investment objective of the Fund. The Fund's investment objectives are fundamental and may not be changed by the Fund's Board of Directors without shareholder approval.

Investment Policies


   Fundamental Policies. The Fund is subject to the following fundamental investment policies, which may be changed only by a vote of a majority of the outstanding Common Shares, and if issued, a majority of the outstanding Fund Preferred Shares voting together as a single class. A "majority of the outstanding shares" means the lesser of (i) 67% or more of the shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares. The percentage restrictions set forth below, as well as those contained elsewhere in the Prospectus and this Statement of Additional Information, apply at the time a transaction is effected, and a subsequent change in a percentage resulting from market fluctuations or any other cause other than an action by the Fund will not require the Fund to dispose of portfolio securities or take other action to satisfy the percentage restriction. Under its fundamental investment policies:


      (1) the Fund may not issue senior securities or borrow money except as permitted by Section 18 of the 1940 Act;


      (2) the Fund may not make loans, except that (a) the Fund may (i) purchase and hold debt instruments (including, without limitation, commercial paper, notes, bonds, debentures or other secured or unsecured obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies; (ii) invest in or purchase loans through participations and assignments; (iii) enter into repurchase agreements with respect to portfolio securities; (iv) make loans of portfolio securities, provided that collateral arrangements with respect to options and futures transactions will not be deemed to involve loans; and (b) delays in the settlement of securities transactions shall not be considered loans;


      (3) the Fund may not underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter;

      (4) the Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This fundamental policy does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

      (5) the Fund may not invest for the purpose of exercising control over management of any company;


      (6) the Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This fundamental policy does not prevent the Fund from using up to 30% of its total assets to engage in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.



      (7) the Fund will make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act and the rules, regulations and exemptions thereunder) of its investments in the securities of issuers primarily engaged in the real estate industry and not in any other industry. This fundamental policy does not limit the Fund's investments in (a) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (b) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this fundamental policy, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

   Non-Fundamental Restriction. An additional investment restriction adopted by the Fund, which is deemed non-fundamental and which may be changed by the Board of Directors without shareholder approval, provides that the Fund may not make short sales of securities or purchase securities on margin (except for delayed delivery or when-issued transactions, such short-term credits as are necessary for the clearance of transactions and margin deposits in connection with transactions in futures contracts, options on futures contracts and options on securities and securities indices).




                      INVESTMENT POLICIES AND TECHNIQUES


   The following information supplements the discussion of the Fund's investment objectives, policies, and techniques that are described in the Prospectus.


Real Estate Investment Trusts (REITs)


   A REIT is a Real Estate Company that pools investors' funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. Therefore, a REIT normally derives its income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it distributes to shareholders at least 90% of its taxable income (other than any net capital gain) for each taxable year and otherwise complies with the requirements of the Code. As a result, REITs generally pay relatively high dividends (as compared to other types of companies) and the Fund intends to use these REIT dividends in an effort to meet its primary objective of high current income.




Swap Agreements


   The Fund may enter into interest rate swap or cap transactions for purposes of attempting to reduce or eliminate the impact that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage. Swap transactions are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index. Commonly used swap transactions include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.



   The "notional amount" of the swap transaction is only a fictitious basis on which to calculate the obligations that the parties to a swap transaction have agreed to exchange. Most swap transaction entered into by a fund would calculate the obligations on a "net basis." Consequently, a fund's obligations (or rights) under a swap transaction will generally be equal only to the net amount to be paid or received under the transaction based on the relative values of the positions held by each party to the transaction (the "net amount"). Obligations under a swap transaction will be accrued daily (offset against amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating liquid assets to avoid any potential leveraging of the Fund. The Fund will not enter into a swap transaction with any single party if the net amount owed to or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.

Other Investment Companies

   With respect to the Fund's purchase of shares of another investment company, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company.

   The following restrictions apply to investments in other investment companies: (i) the Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) the Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) the Fund may not invest more than 10% of its total assets in securities issued by other investment companies.

Short-Term Investments

   For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its net assets in cash equivalents and short-term fixed-income securities. Short-term fixed income investments are defined to include, without limitation, the following:

      (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States;
   (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

      (2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.


      (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Investment Manager monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Investment Manager does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.


      (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Investment Manager will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand.


Securities Lending

   The Fund may lend its portfolio securities where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. The Fund would continue to receive the income on the loaned securities and would at the same time earn interest on the collateral or on the investment of any cash collateral. Any cash collateral pursuant to these loans would be invested in short-term money market instruments.


Lower-Rated Securities



   Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium- and lower-rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default or be in default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be likely to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could reduce the value of securities held by the Fund with a commensurate effect on the value of the Fund's shares.



   Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings of certain rating agencies is set forth in Appendix A. The ratings generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated.



   The secondary markets for lower-rated securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for lower-rated securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for lower-rated securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of the Fund to dispose of particular portfolio investments, may adversely affect the Fund's net asset value per share and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value its portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of the Fund to sell securities at their fair value. If the secondary markets for lower-rated securities contract due to adverse economic conditions or for other reasons, certain liquid securities in the Fund's portfolio may become illiquid and the proportion of the Fund's assets invested in illiquid securities may significantly increase.



   Prices for lower-rated securities may be affected by legislative and regulatory developments. These laws could adversely affect the Fund's net asset value and investment practices, the secondary market for lower-rated securities, the financial condition of issuers of these securities and the value of outstanding lower-rated securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in lower-rated bonds and limiting the deductibility of interest by certain corporate issuers of lower-rated bonds adversely affected the market in recent years.



   While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. The Fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.



Foreign Securities



   Investors should recognize that investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.



   Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the Fund's income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign sub-custodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign sub-custodian in the event of the sub-custodian's bankruptcy.



   In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations.



   There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.



   The manner in which foreign investors may invest in companies in certain foreign countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in some countries to invest initially through a local broker or other entity and then have the purchased shares re-registered in the name of the Fund. Re-registration may in some instances not occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.



   Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller capital markets, which may result in the Fund incurring additional costs and delays in transporting such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to forego attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.



   Rules adopted under the 1940 Act permit the Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be 'eligible sub-custodians,' as defined in the 1940 Act, for the Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the Fund's incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Fund may encounter difficulties in effecting, on a timely basis, portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.






                            MANAGEMENT OF THE FUND

Board of Directors


   The overall management of the business and affairs of the Fund is vested in the Board of Directors. Starting with the first annual meeting of shareholders, the Board of Directors will be classified, with respect to the time for which Directors severally hold office, into three classes -- Class I, Class II and Class III -- as nearly equal in number as reasonably possible, with the Directors in each Class to hold office until their successors are elected and qualified. At each succeeding annual meeting of the shareholders, the successors to the Class of Directors whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors.

   If the Fund issues Fund Preferred Shares, two Directors will be re-designated as Fund Preferred Share Directors. At the first annual meeting following such issuance, holders of Fund Preferred Shares, voting as a separate class, will elect one Class I Director and the remaining Directors shall be elected by Common Shareholders and holders of Fund Preferred Shares voting together as a single class. Additionally, holders of Fund Preferred Shares, to the extent any such shares are outstanding, will elect one Class II Director at the next succeeding annual meeting of shareholders and the remaining Directors shall be elected by Common Shareholders and holders of Fund Preferred Shares in the same manner as at the previous annual meeting. Holders of Fund Preferred Shares will be entitled to elect a majority of the Fund's Directors under certain circumstances. See "Fund Preferred Shares -- Voting Rights."


Directors and Officers


   The Directors and executive officers of the Fund, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies or portfolios in the Fund Complex that each Director oversees, and the other board memberships held by each Director is set forth below. The address of each Director and executive officer, unless otherwise indicated, is 125 Broad Street, New York, New York 10004.



                                                                                      Number of
                                                                                     Portfolios
                                       Term of                                         in Fund
                                      Office/(1)/                                    Complex/(2)/
                                         and                                          Overseen           Other
                          Position(s) Length of                                      by Director     Directorships
                           Held with     Time          Principal Occupation(s)       (including         Held by
  Name, Address and Age      Fund       Served           During Past 5 Years          the Fund)        Director
  ---------------------   ----------- ----------  ---------------------------------- -----------  --------------------
Non-Interested Directors:
Allan J. Bloostein.......  Director     Since     President, Allan J. Bloostein          15       None
 Age: 72                                 2002     Associates (Consultants)

Paul Hardin..............  Director     Since     Chancellor Emeritus and                 8       None
 Age: 71                                 2002     Professor of Law at the University
                                                  of North Carolina at Chapel Hill

George M. Pavia..........  Director     Since     Senior Partner, Pavia &                 8       None
 Age: 73                                 2002     Harcourt LLP (Attorneys)

Dwight B. Crane..........  Director     Since     Professor,                             24       Director,
 Age: 64                                 2002     Harvard Business School                         Microforum, Inc.

Paolo M. Cucchi..........  Director     Since     Vice President and Dean of              8       None
 Age: 60                                 2002     College of Liberal Arts at
                                                  Drew University

Robert A. Frankel........  Director     Since     Managing Partner,                      10       None
 Age: 75                                 2002     Robert A. Frankel
                                                  Management Consultants

William R. Hutchinson....  Director     Since     President, WR Hutchinson &              8       Director,
 Age: 59                                 2002     Associates, Inc. (Consultants);                 Associated Bank;
                                                  formerly Group Vice President,                  Director,
                                                  Mergers & Acquisitions, BP                      Associated Banc-Corp
                                                  Amoco p.l.c.
                                                  (Investment Banking)

Interested Directors:
Heath B. McLendon*.......  Director     Since     Managing Director, Salomon             79       None
 Age: 69                                 2002     Brothers Asset Management Inc.
                                                  ("SBAM"); Managing Director,
                                                  Salomon Smith Barney Inc.
                                                  ("SSB"); President and Director
                                                  of Smith Barney Fund
                                                  Management LLC ("SBFM") and
                                                  Travelers Investment Adviser,
                                                  Inc. ("TIA")

                                                                                           Number of
                                                                                          Portfolios
                                           Term of                                          in Fund
                                          Office/(1)/                                     Complex/(2)/
                                             and                                           Overseen        Other
                            Position(s)   Length of                                       by Director  Directorships
                             Held with       Time           Principal Occupation(s)       (including      Held by
  Name, Address and Age        Fund         Served            During Past 5 Years          the Fund)     Director
  ---------------------    -------------- ----------  ----------------------------------- -----------  -------------
R. Jay Gerken*............ Director,        Since     Managing Director at Citigroup           41          None
 Age: 51                   Chairman of       2002     Asset Management ("CAM");
                           the Board and              portfolio manager for the Smith
                           President                  Barney Growth and Income Fund
                                                      from inception in 1994 until
                                                      August of 2000; developer and
                                                      manager of the Smith Barney
                                                      Allocation Series from its roll out
                                                      in 1996 until the end of 2001;
                                                      responsible for the investment
                                                      design and implementation of
                                                      CAM's College Saving Programs
                                                      from their inception in 1999
                                                      through the beginning of 2002;
                                                      Mr. Gerken joined a predecessor
                                                      firm to SSB in 1988 and is a
                                                      Chartered Financial Analyst.

Officers:
Lewis E. Daidone.......... Chief            Since     Managing Director, SSB; Chief           N/A          N/A
 Age: 44                   Administrative    2002     Financial Officer of the Smith
                           Officer                    Barney Mutual Funds; Director
                                                      and Senior Vice President of
                                                      SBFM and TIA

Richard Peteka............ Treasurer and    Since     Joined SSB as Director in July          N/A          N/A
 Age: 41                   Chief             2002     1999; currently responsible for
                           Financial                  fund accounting for
                           Officer                    approximately 160 funds in the
                                                      CAM proprietary fund complex;
                                                      formerly, Head of Internal
                                                      Control for CAM U.S. Mutual
                                                      Fund Administration; from 1990
                                                      to 1999 he was with Oppenheimer
                                                      Capital LLC, and since June 1996
                                                      was Vice President and Head of
                                                      Mutual Fund Administration;
                                                      during that time he also served as
                                                      Treasurer for 30 of that firm's
                                                      open-end and closed-end
                                                      regulated investment companies;
                                                      from 1988 to 1990 Mr. Peteka
                                                      held the position of Supervisor
                                                      with UBS Global Asset
                                                      Management (US) Inc., formerly
                                                      Mitchell Hutchins Asset
                                                      Management Inc.; and from 1987
                                                      to 1988 he was with The Bank of
                                                      New York.

Christina T. Sydor........ Secretary        Since     Managing Director, SSB; General         N/A          N/A
 300 First Stamford Place                    2002     Counsel and Secretary, SBFM
 Stamford, CT 06902                                   and TIA
 Age: 51

                                                                                  Number of
                                                                                 Portfolios
                                   Term of                                         in Fund
                                  Office/(1)/                                    Complex/(2)/
                                     and                                          Overseen        Other
                      Position(s) Length of                                      by Director  Directorships
                       Held with     Time          Principal Occupation(s)       (including      Held by
Name, Address and Age    Fund       Served           During Past 5 Years          the Fund)     Director
--------------------- ----------- ----------  ---------------------------------- -----------  -------------
   Kaprel Ozsolak.... Controller    Since     Joined SSB in June 1996 as a           N/A           N/A
    Age: 37                          2002     Vice President; currently a senior
                                              manager in fund accounting,
                                              responsible for managing the
                                              oversight of approximately 90
                                              funds; Assistant Controller for
                                              approximately 80 funds in the
                                              CAM proprietary fund complex;
                                              from 1989 to 1996, with the
                                              independent accounting firm of
                                              Ernst & Young LLP.

--------

* Messrs. McLendon and Gerken are "interested persons" as defined in the 1940 Act because they are Managing Directors of SSB and CAM, respectively, each of which is an affiliate of the Investment Manager.


(1) Each Director holds office until the earlier of (1) the next meeting of shareholders at which Directors are elected and until his or her successor is elected and qualified, or (2) a Director resigns or his or her term as a Director is terminated in accordance with the Fund's Articles and By-Laws. The executive officers are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

(2) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.
--------

   The standing committees of the Board are the Audit Committee, the Nominating Committee, the Valuation Committee and the Pricing Committee.



   The members of the Audit Committee are Messrs. Bloostein, Crane, Cucchi, Frankel, Hardin, Hutchinson and Pavia. The Chairman is Mr. Hutchinson. The Audit Committee is responsible for: (i) considering management's recommendations of independent accountants for the Fund and evaluating such accountants' performance, costs and financial stability; (ii) reviewing and coordinating audit plans prepared by the Fund's independent accountants and management's internal audit staff; and (iii) reviewing financial statements contained in periodic reports to shareholders with the Fund's independent accountants and management.



   The members of the Nominating Committee are Messrs. Bloostein, Crane, Cucchi, Frankel, Hardin, Hutchinson and Pavia. The Chairman is Mr. Hardin. The Nominating Committee is responsible for selecting and nominating
"disinterested" (as defined in the 1940 Act) directors of the Fund. The Nominating Committee will consider nominees recommended by the Fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical data and sets forth the qualifications of the proposed nominee to the Fund's Secretary.



   The members of the Valuation Committee are any one "interested" and any one "disinterested" director of the Fund. The Valuation Committee is responsible for advising the Board with respect to the valuation of portfolio assets.



   The members of the Pricing Committee are Messrs. Cucchi, Gerken, McLendon and Pavia. The Pricing Committee is responsible for designating the amount, price and certain other terms of the Common Shares and any Fund Preferred Shares to be sold by the Fund.

Compensation

   The following table shows the dollar range of equity securities owned by the Directors in the Fund and in other investment companies overseen by the Directors within the same family of investment companies as of December 31, 2001. Investment companies are considered to be in the same family if they share the same investment adviser or hold themselves out to investors as related companies.


                                                       Dollar Range of Equity
                            Name of Director           Securities in the Fund
                            ----------------      --------------------------------
Disinterested Directors: Allan J. Bloostein                    None
                         Paul Hardin                           None
                         George M. Pavia                       None
                         Dwight B. Crane                       None
                         Paolo M. Cucchi                       None
                         Robert A. Frankel                     None
                         William R. Hutchinson                 None

Interested Directors:    Heath B. McLendon                     None
                         R. Jay Gerken                         None

                                                  Aggregate Dollar Range of Equity
                                                    Securities in All Registered
                                                   Investment Companies Overseen
                                                  by the Director in the Family of
                            Name of Director            Investment Companies
                            ----------------      --------------------------------
Disinterested Directors: Allan J. Bloostein                over $100,000
                         Paul Hardin                       over $100,000
                         George M. Pavia                       None
                         Dwight B. Crane                   over $100,000
                         Paolo M. Cucchi                    $1-$10,000
                         Robert A. Frankel                 over $100,000
                         William R. Hutchinson              $1-$10,000

Interested Directors:    Heath B. McLendon                 over $100,000
                         R. Jay Gerken                     over $100,000



   None of the disinterested Directors nor their family members had any interest in the Investment Manager, the Sub-Adviser, Salomon Smith Barney Inc., or any person directly or indirectly controlling, controlled by, or under common control with the Investment Manager, the Sub-Adviser or Salomon Smith Barney Inc. as of December 31, 2001.



   The members of the Board who are not "interested persons," as defined in the 1940 Act, receive a fee for each meeting of the Fund's Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The Directors who are "interested persons," as defined in the 1940 Act, and the Fund's officers do not receive compensation from the Fund or any other fund in the Fund Complex of which the Fund is a part that is a U.S. registered investment company, but are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

   Set forth below is information regarding compensation paid or accrued for each Director who was not affiliated with the Investment Manager or the Sub-Adviser during the year ended December 31, 2001:


                                                            Total
                                       Aggregate      Compensation From
                                     Compensation       the Fund and
             Director              From the Fund/(1)/   Fund Complex
             --------              -----------------  -----------------
        Allan J. Bloostein               None             $114,165
        Paul Hardin                      None              107,591
        George M. Pavia                  None               40,600
        Dwight B. Crane                  None              140,892
        Paolo M. Cucchi                  None               30,100
        Robert A. Frankel                None               76,297
        William R. Hutchinson            None               43,900

--------

(1) The Fund was organized on May 16, 2002. It is anticipated that for the period May 16, 2002 to December 31, 2002, each of the listed directors will receive approximately $4,500 in compensation from the Fund.




                      INVESTMENT MANAGER AND SUB-ADVISER


   The Fund retains Citi Fund Management Inc. (the "Investment Manager") to act as its investment manager. The Investment Manager serves as the investment manager to numerous individuals and institutions and other investment companies. The Investment Manager is an affiliate of Citigroup Inc.



   The investment management agreement (the "Management Agreement") between the Investment Manager and the Fund provides that the Investment Manager will manage the operations of the Fund, subject to the supervision, direction and approval of the Fund's Board and the objectives and the policies stated in the Prospectus and this Statement of Additional Information. Pursuant to the Management Agreement, the Investment Manager manages the Fund's investment portfolio, directs purchases and sales of portfolio securities and reports thereon to the Fund's officers and Directors regularly. The Investment Manager also provides the office space, facilities, equipment and personnel necessary to perform the following services for the Fund: SEC compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of Fund operations, including coordination of functions of the transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for the Fund; certain administrative and clerical services, including certain accounting services and maintenance of certain books and records; and certain services to the Fund's shareholders, including responding to shareholder inquiries and maintaining a flow of information to shareholders.



   Pursuant to a Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement"), the Investment Manager has retained AEW Management and Advisors, L.P. (the "Sub-Adviser") as sub-adviser to the Fund. Subject to the supervision of the Fund's Board and of the Investment Manager, the Sub-Adviser has responsibility for the day-to-day management of the Fund's portfolio. The Sub-Adviser is compensated by the Investment Manager at no additional cost to the Fund.



   Investment decisions for the Fund are made independently from those of other funds or accounts managed by the Investment Manager or the Sub-Adviser. Such other funds or accounts may also invest in the same securities as the Fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as the Fund, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.

   The Management Agreement and the Sub-Advisory Agreement for the Fund each has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Fund's Board or by a majority of the outstanding voting securities of the Fund, and in either event, by a majority of the disinterested Directors of the Fund's Board with such disinterested Directors casting votes in person at a meeting called for such purpose. In approving the Fund's Management Agreement and Sub-Advisory Agreement, the Board, including the disinterested Directors, considered the reasonableness of the advisory and sub-advisory fees in light of the extent and quality of the advisory services provided and any additional benefits received by the Investment Manager, the Sub-Adviser or their affiliates in connection with providing services to the Fund, compared the fees charged by the Investment Manager and Sub-Adviser to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by the Investment Manager and Sub-Adviser with respect to the Fund. The Board of the Fund also considered the expense ratio of the Fund in comparison to other funds of comparable size, and other factors. Specifically, the Board noted information received related to manager services, and benefits potentially accruing to the Investment Manager, the Sub-Adviser and their affiliates from securities lending, administrative and brokerage relationships with affiliates of the Investment Manager, as well as research services received by the Investment Manager and Sub-Adviser from brokers-dealers who execute transactions on behalf of the Fund. After requesting and reviewing such information as they deemed necessary, the Board concluded that each of the Management Agreement and Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. The disinterested Directors were advised by separate independent legal counsel throughout the process. The Board of the Fund or the holders of a majority of the Fund's shares may terminate the Management Agreement or Sub-Advisory Agreement, as applicable, on sixty days' written notice without penalty and the Investment Manager and Sub-Adviser, as applicable, may terminate either agreement on ninety days' written notice without penalty. The Management Agreement and Sub-Advisory Agreement will each terminate automatically in the event of assignment (as defined in the 1940 Act).



   Under the terms of the Management Agreement and the Sub-Advisory Agreement, neither the Investment Manager nor the Sub-Adviser shall be liable for losses or damages incurred by the Fund, unless such losses or damages are attributable to the wilful misfeasance, bad faith or gross negligence on the part of the Investment Manager or the Sub-Adviser or from reckless disregard by them of their obligations and duties under the relevant agreement.



   Rule 17j-1 under the 1940 Act requires all registered investment companies and their investment advisers and principal underwriters to adopt written codes of ethics and institute procedures designed to prevent "access persons" (as defined in Rule 17j-1) from engaging in any fraudulent, deceptive or manipulative trading practices. The Board of the Fund has adopted a code of ethics (the "Fund Code") that incorporates personal trading policies and procedures applicable to access persons of the Fund, which includes officers, Directors and other specified persons who may make, participate in or otherwise obtain information concerning the purchase or sale of securities by the Fund. In addition, the Fund Code attaches and incorporates personal trading policies and procedures applicable to access persons of the Investment Manager, which policies serve as such adviser's code of ethics. In addition, the Board has approved the codes of ethics of the Sub-Adviser and Salomon Smith Barney Inc., the Fund's principal underwriter (the Fund Code together with the codes of the Investment Manager, the Sub-Adviser and Salomon Smith Barney Inc. are collectively referred to as the "Codes"). The Codes have been designed to address potential conflict of interests that can arise in connection with the personal trading activities of investment company and investment advisory personnel.





   Pursuant to the Codes, access persons are generally permitted to engage in personal securities transactions, provided that a transaction does not involve securities that are being purchased or sold, are being considered for purchase or sale, or are being recommended for purchase or sale by or for the Fund. In addition, the Codes contain specified prohibitions for certain categories of securities and transactions. The Codes, with certain exceptions, also require that access persons obtain preclearance to engage in personal securities transactions. Finally, the Codes require access persons to report all personal securities transactions periodically.

   The Codes can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The Codes are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of these Codes may be obtained after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.




                     PORTFOLIO TRANSACTIONS AND BROKERAGE


   Subject to policies established by the Board and the oversight of the Investment Manager, the Sub-Adviser is primarily responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions.



   Fixed-income securities, certain short-term securities and certain equities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. Equity securities may also be purchased or sold through brokers who will be paid a commission.



   The general policy of the Fund in selecting brokers and dealers is to obtain the best results taking into account factors such as the general execution and operational facilities of the broker or dealer, the type and size of the transaction involved, the creditworthiness of the broker or dealer, the stability of the broker or dealer, execution and settlement capabilities, time required to negotiate and execute the trade, research services and the Sub-Adviser's arrangements related thereto (as described below), overall performance, the dealer's risk in positioning the securities involved, and the broker's commissions and dealer's spread or mark-up. While the Sub-Adviser generally seeks the best price in placing its orders, the Fund may not necessarily be paying the lowest price available.



   Notwithstanding the above, in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Sub-Adviser may select brokers who charge a commission in excess of that charged by other brokers if the Sub-Adviser determines in good faith that the commission to be charged is reasonable in relation to the brokerage and research services provided to the Sub-Adviser by such brokers. Research services generally consist of research or statistical reports or oral advice from brokers and dealers regarding particular companies, industries or general economic conditions. The Sub-Adviser may also have arrangements with brokers pursuant to which such brokers provide research services to the Sub-Adviser in exchange for a certain volume of brokerage transactions to be executed by such broker. While the payment of higher commissions increases the Fund's costs, the Sub-Adviser does not believe that the receipt of such brokerage and research services significantly reduces its expenses as the Sub-Adviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.



   Research services furnished to the Sub-Adviser by brokers who effect securities transactions for the Fund may be used by the Sub-Adviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the Sub-Adviser by brokers who effect securities transactions for other investment companies and accounts which the Sub-Adviser manages may be used by the Sub-Adviser in servicing the Fund. Not all of these research services are used by the Sub-Adviser in managing any particular account, including the Fund.



   Under the 1940 Act, "affiliated persons" of the Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, the Fund may purchase securities from underwriting syndicates of which the Investment Manager, the Sub-Adviser or any of their affiliates (as defined in the 1940 Act), is a member under certain conditions, in accordance with Rule 10f-3 promulgated under the 1940 Act.

   The Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through "affiliated broker/dealers," as defined in the 1940 Act. The Board of Directors has adopted procedures in accordance with Rule 17e-1 promulgated under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. Any such compensation will be paid in accordance with applicable SEC regulations.



   In certain instances there may be securities that are suitable as an investment for the Fund as well as for one or more of the Investment Manager's or Sub-Adviser's other clients. Investment decisions for the Fund and for the Investment Manager's or Sub-Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the Fund. When purchases or sales of the same security for the Fund and for other portfolios managed by the Investment Manager or Sub-Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.


                                NET ASSET VALUE


   The net asset value per common share of the Fund is determined once daily as of the close of regularly scheduled trading on the Exchange. Such calculation is determined on each day that the Exchange is open for trading, i.e., Monday through Friday, except for New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively.



   In calculating net asset value, portfolio securities listed or traded on national securities exchanges, or reported by the Nasdaq National Market reporting system, are valued at the last sale price, or, if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and ask price.



   Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the Investment Manager is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established, then the fair value of those securities may be determined using fair value procedures under the supervision of the Board. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.



   In addition, the Investment Manager (subject to Board supervision) may use fair value procedures to price securities if a significant event occurs between the time at which a market price is determined but prior to the time at which the Fund's net asset value is calculated. The Investment Manager (subject to Board supervision) may value those securities higher or lower than another fund that uses market quotations to price the same securities or that uses fair value procedures to price those same securities.


   Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

   Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing an instrument at its original cost to the Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.


   All other securities and other assets of the Fund will be valued using fair value procedures established by the Investment Manager, subject to the supervision of and ratification by the Fund's Board.


                             FUND PREFERRED SHARES

Liquidation Preference


   In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Fund Preferred Shares, if any, will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, holders of Fund Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any trust or corporation or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.


Voting Rights

   In connection with any issuance of Fund Preferred Shares, the Fund must comply with Section 18(i) of the 1940 Act, which requires, among other things, that Fund Preferred Shares be voting shares and have equal voting rights with Common Shares. Except as otherwise indicated in this Statement of Additional Information or the Prospectus and except as otherwise required by applicable law, holders of Fund Preferred Shares will vote together with Common Shareholders as a single class.


   The affirmative vote of the holders of a majority of the Fund's outstanding Fund Preferred Shares, voting as a separate class, will be required to, among other things (1) take certain actions which would affect the preferences, rights, or powers of such class or (2) authorize or issue any class or series ranking prior to the Fund Preferred Shares. Except as may otherwise be required by law, (1) the affirmative vote of the holders of at least 75% of the Fund Preferred Shares outstanding at the time, voting as a separate class, will be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (2) the affirmative vote of the holders of at least 75% of the outstanding Fund Preferred Shares, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares, provided however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of 75% of the total number of Directors fixed in accordance with the Articles or the By-Laws. The vote of holders of Fund Preferred Shares described above shall in each case be in addition to any separate vote of the requisite percentage of Common Shares and Fund Preferred Shares, voting as a single class, necessary to authorize the action in question.


   The foregoing voting provisions will not apply with respect to the Fund Preferred Shares if, at or prior to the time when a vote is required, such shares shall have been (1) redeemed or (2) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

Redemption, Purchase and Sale of Fund Preferred Shares by the Fund

   The terms of the Fund Preferred Shares may provide that: (1) they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated and unpaid dividends and (2) the Fund may tender for or purchase Fund Preferred Shares. Any redemption or purchase of Fund Preferred Shares by the Fund will reduce the leverage applicable to Common Shares.


   The discussion above describes the Fund's Board of Directors' present intention with respect to a possible offering of Fund Preferred Shares. If the Board determines to authorize any of the foregoing, the terms may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Articles.



        CERTAIN PROVISIONS IN THE ARTICLES OF INCORPORATION AND BY-LAWS



   The Articles also include provisions that could limit the ability of other entities or persons to acquire control of the Fund. As described more completely in the Prospectus, starting with the first annual meeting of shareholders, the Articles divide the Directors into three Classes of approximately equal size. As a result of this staggered Board structure, it would take a minimum of two years for other entities or groups of persons to gain a majority of seats on the Board. In addition, the By-Laws require that shareholders provide advance notice to the Fund in order to nominate candidates for election to the Board or to bring proposals before the annual meeting of shareholders. This prevents other entities or groups of persons from nominating Directors or raising proposals during an annual meeting of shareholders unless they have provided such advance notice to the Fund.


                           REPURCHASE OF FUND SHARES

   Although it is under no obligation to do so, the Fund reserves the right to repurchase its shares on the open market in accordance with the 1940 Act and the rules and regulations thereunder. Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Directors would also have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

   The repurchase by the Fund of its shares at prices below net asset value may result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets, which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when Fund Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Fund's Prospectus under "Risks -- Leverage Risk."

                                  TAX MATTERS

   The following discussion of federal income tax matters is based upon the advice of Simpson Thacher & Bartlett, counsel to the Fund.


   Set forth below is a discussion of the material U.S. federal income tax aspects concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a U.S. shareholder and that you hold your shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

   The Fund intends to qualify annually and to elect to be treated as a regulated investment company ("RIC") under the Code.


   To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies;
(b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, or two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses; and (c) distribute at least 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) each taxable year. For purposes of the first of these requirements, income derived by the Fund from real estate companies that are classified as partnerships or trusts for federal income tax purposes (and not as corporations or REITs) is treated as qualifying income only to the extent such income is attributable to items of income of the partnership or trust that would be qualifying income if realized directly by the RIC in the same manner as realized by the partnership or trust. The Internal Revenue Service has issued numerous private letter rulings similarly holding that a RIC investing in a partnership or trust should be treated as owning a proportionate share of the assets of the partnership or trust for purposes of the diversification requirement. Accordingly, the Fund may have to restrict its investment in real estate companies that are classified as partnerships or trusts for federal income tax purposes in order to maintain its qualification as a RIC under the Code.



   As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. For these purposes, the Fund will be deemed to have distributed any income or gains on which it paid corporate income tax. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the foregoing distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.



   If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (including its net capital gain, and even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

Distributions


   Dividends paid out of the Fund's investment company taxable income will be taxable to a shareholder as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Earnings and profits are treated as first being used to pay distributions on the Fund Preferred Shares, and only the earnings and profits remaining after the distribution preference of the Fund Preferred Shares has been satisfied are treated as being used to pay distributions on the Common Shares. If a portion of the Fund's income consists of dividends paid by U.S. corporations (not including corporations qualifying as REITs), a portion of the dividends paid by the Fund to corporate shareholders may be eligible for the corporate dividends received deduction. Distributions of net capital gain, if any, designated as capital gain dividends are taxable to a shareholder as long-term capital gain, regardless of how long the shareholder has held Fund shares. Dividends paid on the Fund Preferred Shares and on the Common Shares are designated as dividends eligible for the corporate dividends received deduction and as capital gain dividends in proportion to the amount of dividends paid out of earnings and profits to each class of shares for the tax year. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis for such shares equal to the amount of the cash dividend that is reinvested. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital, which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.



   The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.


   Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

Sale or Exchange of Fund Shares


   Upon the sale or other disposition of shares of the Fund which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss in an amount equal to the difference between the amount realized and the shareholder's adjusted tax basis in the shares sold. Such gain or loss will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year.



   Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or amounts credited as undistributed capital gains) with respect to such shares.



Nature of Fund's Investments



   Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.


Original Issue Discount Securities


   Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its qualification for the favorable U.S. federal income tax treatment generally accorded to RICs and to avoid the payment of federal income tax and the 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.


Investments in Real Estate Investment Trusts


   The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations which have not yet been issued, but which may apply retroactively, the portion of the income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events and will be allocated to the shareholders of the REIT (which may include the Fund) in proportion to the dividends received by such shareholders. These Treasury regulations are also expected to provide that excess inclusion income of a RIC, such as the Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. If a charitable remainder trust, defined in Section 664 of the Code, realizes unrelated business taxable income, it will lose its tax-exempt status for the year. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code to include governmental units, tax-exempt entities and certain cooperatives) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Fund does not intend to invest in REITs that have a substantial portion of their assets in residual interests of REMICs.


Backup Withholding


   The Fund may be required to withhold U.S. federal income tax from all distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The withholding percentage is currently 30% and will decrease to 29% in 2004 and 2005, and 28% thereafter until 2011, when the percentage will return to 31% unless amended by Congress. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability. To avoid such withholding, foreign shareholders (as defined below) generally must provide a properly completed IRS Form W-8BEN certifying their non-United States status.

Foreign Shareholders

   U.S. taxation of a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("foreign shareholder") depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.




   Income Not Effectively Connected. If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any excess inclusion income allocated to the shareholder (see "-- Investments in Real Estate Investment Trusts" above)), which tax is generally withheld from such distributions.



   Capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases, because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes. In that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a foreign shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See "Backup Withholding" above.



   Any gain that a foreign shareholder realizes upon the sale or exchange of such shareholder's shares of the Fund will ordinarily be exempt from U.S. tax unless (i) in the case of a shareholder that is a nonresident alien individual, the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or is otherwise considered to be a resident alien of the United States, in which event the gain would be taxed in the same manner as for a U.S. shareholder (see "--Sale or Exchange of Fund Shares" above), or
(ii) at any time during the shorter of the period during which the foreign shareholder held shares of the Fund and the five-year period ending on the date of the disposition of those shares, the Fund was a "U.S. real property holding corporation" and, if the class of such shares was regularly traded on an established securities market, the foreign shareholder held more than 5% of such shares at any time during such five-year period, in which event the gain would be taxed in the same manner as for a U.S. shareholder (see "-- Sale or Exchange of Fund Shares" above) and a 10% U.S. withholding tax generally would be imposed on the amount realized on the disposition of such shares to be credited against the foreign shareholder's U.S. income tax liability on such disposition. A corporation is a "U.S. real property holding corporation" if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. In the case of the Fund, U.S. real property interests include interests in stock in U.S. real property holding corporations (other than the stock of a REIT controlled by U.S. persons and holdings of 5% or less of the stock of publicly traded U.S. real property holding corporations) and certain participating debt securities. The Fund does not presently intend to operate in a manner designed to avoid classification as a U.S. real property holding corporation.



   Income Effectively Connected. If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

   The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Other Transactions

   It is not expected that you will be subject to alternative minimum tax as a result of your investment in the Fund. Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


   Salomon Brothers Holding Company Inc. has purchased     shares of the Fund.
As a result, Salomon Brothers Holding Company Inc. is currently the sole shareholder of the Fund.


                PERFORMANCE RELATED AND COMPARATIVE INFORMATION


   The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds. In reports or other communications to shareholders of the Fund or in advertising materials, the Fund may compare its performance with that of (i) other investment companies listed in the rankings prepared by Lipper, Inc., Morningstar Inc. or other independent services; publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today, or other industry or financial publications, or (ii) the Standard and Poor's 500 Index, the Dow Jones Industrial Average, Dow Jones Utility Index, the National Association of Real Estate Investment Trusts ("NAREIT") Equity REIT Index, the Lehman Brothers Aggregate Bond Index, the return of U.S. Treasury Bills and Bonds, the Salomon Brothers Broad Investment Grade Bond Index ("BIG"), the Nasdaq Composite Index, and other relevant indices and industry publications. The Fund may also compare the historical volatility of its portfolio to the volatility of such indices during the same time periods. (Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole -- the beta -- or in absolute terms -- the standard deviation.) Additionally, the Fund may compare the correlation of real estate investments to other asset classes. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial ("Bloomberg") and Lipper, that the Fund believes to be generally accurate.


   From time to time, the Fund may quote the Fund's total return, aggregate total return or yield in advertisements or in reports and other communications to shareholders. The Fund's performance will vary depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time or that have federal deposit insurance or other U.S. Government guarantees. Investments comparing the Fund's performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

   The Fund's "average annual total return" is computed according to a formula prescribed by the SEC. The formula is expressed as follows:

               EVR = P(1+T)/n/
         Where:  P = a hypothetical initial payment of $1,000
                 T = average annual total return
                 n = number of years
                     ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of a 1-, 5-, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

   Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the closing price on the exchange on the last day of the period, according to the following formula:

                     Yield = 2 [(/a-b//\\cd \\+ 1)/6/ - 1]

        Where: a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements),
                 c = the average daily number of shares outstanding
                     during the period that were entitled to receive dividends, and the closing price on the exchange on the last day
                 d = of the period.

   Past performance is not indicative of future results. At the time Common Shareholders sell their shares, they may be worth more or less than their original investment. Portions of dividends and interest earned during the period may be subsequently recharacterized as returns of capital. See Appendix B for additional performance related and comparative information.

                                    EXPERTS


   The Financial Statements of the Fund as of           , 2002, appearing in
this Statement of Additional Information have been audited by KPMG LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. KPMG LLP provides accounting and auditing services to the Fund.


                                   CUSTODIAN


   The custodian of the assets of the Fund is State Street Bank and Trust Company. The custodian performs custodial, fund accounting and portfolio accounting services.


                            ADDITIONAL INFORMATION

   A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC in Washington, D.C. The Fund's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's

Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC or on the SEC's website at http://www.sec.gov.

                       [REPORT OF INDEPENDENT AUDITORS]


                        [FINANCIAL STATEMENTS FOR FUND]

                                  APPENDIX A

                          RATINGS OF DEBT SECURITIES

   The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:

                             MOODY'S BOND RATINGS

   Moody's describes its ratings for corporate bonds as follows:


   Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


   Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

   A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                        MOODY'S MUNICIPAL BOND RATINGS


   Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


   Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa: Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca: Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C: Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Bonds in the Aa group which Moody's believes possess the strongest investment attributes are designated by the symbol Aa1.


Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.


                             MOODY'S DUAL RATINGS

   In the case of securities with a demand feature, two ratings are assigned: one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature.

                     MOODY'S U.S. SHORT-TERM LOAN RATINGS



   Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). In addition, those short-term obligations that are of speculative quality will be designated SG, or speculative grade. Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.


   A short-term rating may also be assigned on an issue having a demand feature variable rate demand obligation (VRDO). Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

   A VMIG rating may also be assigned to commercial paper programs. Such programs are characterized as having variable short-term maturities but having neither a variable rate nor demand feature.


   Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 3 or VMIG 3.


   Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.


   MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable support, or demonstrated broad-based access to the market for refinancing.



   MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not so large as in the preceding group.



   MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.





   SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.


                       MOODY'S COMMERCIAL PAPER RATINGS


   Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year.



   PRIME-1: Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on Funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.



   PRIME-2: Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation.

Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


   PRIME-3: Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of senior short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


   NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Note: A Moody's commercial paper rating may also be assigned as an evaluation of the demand feature of a short-term or long-term security with a put option.

                               S&P BOND RATINGS

   S&P describes its ratings for corporate bonds as follows:

   AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.


   AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in a small degree.



   A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.



   BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.



   BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or large exposure to adverse conditions.



Note: The earnings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.


                          S&P MUNICIPAL BOND RATINGS

   An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

   The ratings are based, in varying degrees, on the following considerations: likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

   AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

   AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Note: Ratings within the AA and A major rating categories may be modified by the addition of a plus (+) sign or minus (-) sign to show relative standing.

                               S&P DUAL RATINGS

   S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.


   The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1-").


                          S&P MUNICIPAL NOTE RATINGS


   An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be treated as a note); and source of payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).


   Note rating symbols and definitions are as follows:

   SP-1: Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

   SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

   SP-3:  Speculative capacity to pay principal and interest.

                         S&P COMMERCIAL PAPER RATINGS

   An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

`Rating categories are as follows:


   A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.


   A-2: Capacity for timely payment on issues with this designation is satisfactory. However, it is somewhat more susceptible to the adverse effects of changes in circumstance and economic conditions than issues in the highest rating category.



   A-3: Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity for timely payment.


   B: Issues with this rating are regarded as having only speculative capacity for timely payment.


   C: This rating is assigned to short-term debt obligations with high vulnerability to nonpayment.


   D: Debt with this rating is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless it is believed that such payments will be made during such grace period.

                      FITCH INVESTMENT GRADE BOND RATINGS

   Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue in a timely manner.

   The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

   Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

   Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

   Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

   Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.


   AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is highly unlikely to be affected by foreseeable events.



   AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F1+."

   A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.


   BBB: The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. This is the lowest investment grade category.


   PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

   NR:  Indicates that Fitch does not rate the specific issue.




   WITHDRAWN: A rating will be withdrawn when an issue matures, is called, or refinanced, or when Fitch Ratings deems the amount of information available to be inadequate for rating purposes.



   RATING WATCH: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. Rating Watch is typically resolved over a relatively short period.


                                RATINGS OUTLOOK


   A Rating Outlook is used to describe the most likely direction of any rating change over a one to two-year period. It is described as "Positive," "Stable," or "Negative." A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, when Fitch Ratings is unable to identify the fundamental trend, the Rating Outlook may be described as evolving.


                     FITCH SPECULATIVE GRADE BOND RATINGS


   Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.


   The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer or possible recovery value in bankruptcy, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

   Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

   BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

   B: Bonds are considered highly speculative. A significant credit risk is present. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and is contingent upon a sustained, favorable business and economic environment.



   CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations is solely reliant upon sustained, favorable business or economic developments.


   CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

   C:  Bonds are in imminent default in payment of interest or principal.

   DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor.

   "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

   PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

                           FITCH SHORT-TERM RATINGS

   Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

   The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

   Fitch short-term ratings are as follows:


   F1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.



   F1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F1+."



   F2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F1+" and "F1" ratings.



   F3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.





   B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.



   C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.


   D: Default. Issues assigned this rating are in actual or imminent payment default.

                                   APPENDIX B

                PERFORMANCE RELATED AND COMPARATIVE INFORMATION

Real Estate Income Fund

Access to Real Estate Investing

[GRAPHIC]

The information in this document is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This document is not an offer to sell these securities in any state where the offer or sale is not permitted.

INVESTMENT PRODUCTS: o NOT FDIC INSURED o MAY LOSE VALUE o NO BANK GUARANTEE

Focus. Experience. Expertise.

Citi Fund Management Inc. has selected AEW Management and Advisors, L.P.--a firm focused solely on real estate--to manage the Fund's assets.

Citi Fund
Management Inc.

Citi Fund Management Inc., the Investment Manager, oversees the Fund's operations and provides administrative services. The Investment Manager is an affiliate of Citigroup Inc. Citigroup businesses provide a broad range of financial services including:

..  asset management


..  banking and consumer finance credit and charge cards


..  insurance

..  investment banking and trading; and

.. use diverse channels to make them available to consumer and corporate customers around the world.

Citi Fund Management Inc. was established in 2001 to take over the mutual fund-related investment advisory operations of Citibank, N.A. and together with Citibank affiliates in New York, London, Frankfurt, Tokyo and Hong Kong provides a broad range of fixed income and equity investment services.

AEW Management
and Advisors, L.P.

AEW Management and Advisors, L.P., a subsidiary of AEW Capital Management ("AEW"), is a direct subsidiary of CDC IXIS Asset Management North America, L.P., which through subsidiaries and affiliates in the U.S., Europe and Asia, manages over $292 billion in assets for institutions and individuals.* An international real estate specialist, AEW employs more than 165 investment professionals in offices located in Boston, Los Angeles, Washington, D.C., London and Milan. AEW's strengths include:

..  nearly $7 billion in assets under management*

.. more than 20 years of specialized experience with a focus solely on public and private real estate markets

..  a dedicated in-house research group in place since 1988

.. experience managing money for some of the nation's largest public and private pension funds, union retirement funds, and university endowments.

*as of 3/31/02

Access to Real

Investing in today's volatile and complex markets requires an innovative approach. The Real Estate Income Fund was created to offer investors access to the potential benefits of real estate investing without the inconvenience of direct property ownership.

The Real Estate Income Fund seeks to offer investors high current income with a secondary objective of capital appreciation through an investment in a portfolio of income-producing equity and debt securities issued by Real Estate Companies (companies that generally derive at least 50% of their revenue from real estate related investments or have at least 50% of their assets invested in such investments), including real estate investment trusts, commonly known as REITs.

A REIT is a Real Estate Company that pools investors' funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests.

The Real Estate Income Fund is a closed-end fund that offers investors:

   Exchange-traded liquidity. After the initial public offering, the Fund expects to list its shares on the New York Stock Exchange./1/

   Low Minimum Investment. The Fund's initial offering price is $15 a share with a 100-share purchase minimum./2/

   Dividend Reinvestment. Shareholders participate in the Fund's Dividend Reinvestment Plan, allowing them to reinvest their monthly income and buy additional shares of the Fund automatically./3/

   Leverage. The Fund intends to use leverage through the issuance of preferred shares, commercial paper or notes, or borrowing up to 30% of the Fund's total assets. The use of leverage may provide shareholders with increased income. However, there is no assurance that it will do so and it also increases the risk of loss.

  Please Note

  Because the Fund invests in securities related to the real estate industry, the Fund is subject to the risks of the real estate markets, including fluctuating property values, changes in interest rates, and other mortgage-related risks. The Fund may use leverage as an investment strategy, which can result in greater volatility of the Fund's net asset value (NAV) and net income. In addition, funds that focus their investments in one sector or industry may involve greater risks than more broadly diversified funds. Please see the prospectus for more information on these and other Fund risks.

  /1/ Like a stock, the Fund's share price will fluctuate with market conditions and other factors. At the time of sale, your shares may have a market price that is above or below net asset value (NAV) and may be worth more or less than your original investment. The Fund's NAV will be reduced immediately following the offering by the amount of the sales load and offering expenses paid by the Fund. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

  /2/ There will be a sales load of 4.50% of the initial offering price, which will reduce the Fund's initial NAV.

  /3/ All shareholders will automatically participate in the Fund's Dividend
      Reinvestment Plan unless they request distributions to be paid in cash.

Estate Investing

    Today's challenging markets demonstrate to investors the importance of diversification and asset allocation. Traditionally, a fully-diversified portfolio included stocks, bonds and cash. For years, many wealthy individuals and institutions have included real estate as part of their overall investment plan. With the Real Estate Income Fund, you have access to large-scale real estate investments, including REITs, that may offer the following benefits:

    Diversification

    REITs may provide portfolio diversification because historically they have had a low correlation to other asset classes. Correlation is a measure of how two investments perform in relation to each other. A low correlation means that real estate investments have generally performed differently from stocks and bonds. An investment in Real Estate Companies, including REITs, as part of an asset allocation strategy, may help to enhance long-term performance with potentially lower risk to your overall portfolio. Of course, diversification does not assure against market loss.

    Correlation to REITs, 5/31/77 - 5/31/02. Correlations are based on monthly returns.

                          [BAR CHART]

    REITs          Stocks           Bonds           Cash
    -----          ------           -----           ----
     1.00            0.52            0.20          -0.04

    Enhanced Return Potential

    REITs historically have offered solid performance relative to other asset classes.

    Average Annual Total Return (%), 5/31/77-5/31/02.

                          [BAR CHART]

    REITs          Stocks           Bonds           Cash
    -----          ------           -----           ----
    14.16           13.88            9.14           6.75

    Source: Ibbotson Associates Inc., NAREIT. Past performance is no guarantee of future results. REITs are represented by the NAREIT Equity Index, an unmanaged index of equity REITs compiled by the National Association of Real Estate Investment Trusts and considered representative of the REIT market. Stocks are represented by the S&P 500 Index, an unmanaged index of U.S. common stock performance that includes the reinvestment of monthly dividends. Bonds are represented by the Lehman Brothers Aggregate Bond Index, an unmanaged market capitalization weighted index of U.S. investment-grade fixed rate bond issues. An investor cannot invest directly in an index. Cash is represented by the 30-day U.S. Treasury Bill, which offers a high degree of safety and is guaranteed as to the timely payment of principal and interest if held to maturity. The return and yield of equity and fixed income securities are subject to market fluctuations. Please note that these charts are for illustrative purposes only and are not meant to reflect the performance of a specific investment or fund, including the Real Estate Income Fund. In addition, please note that the Real Estate Income Fund will not seek to duplicate the NAREIT Equity Index or any other index, and the Real Estate Income Fund's performance can be expected to differ from that of the NAREIT Equity Index.

Yield Potential

REITs currently pay relatively high dividends as compared to many other investment alternatives. REITs benefit from favorable tax treatment and are exempt from federal and corporate income taxes if they comply with several requirements, including that they distribute 90% of their taxable income (other than net capital gains)--typically rents and interest payments--to shareholders in the form of dividends.

30-Day Yields (%), as of 5/31/02.

                          [BAR CHART]

    REITs          Bonds            Cash         Stocks
    -----          -----            ----         ------
     6.35           5.47            1.76           1.73

Source: NAREIT, Standard & Poor's, Federal Reserve Board. Past performance is no guarantee of future results. REITs are represented by the NAREIT Equity Index, an unmanaged index of equity REITs compiled by the National Association of Real Estate Investment Trusts and considered representative of the REIT market. Bonds and cash are represented by 30-Year U.S. Treasury Bonds and 90-Day U.S. Treasury Bills, respectively, both of which offer a high degree of safety, and are guaranteed as to the timely payment of principal and interest if held to maturity. Stocks are represented by the S&P 500 Index, an unmanaged index of U.S. common stock performance that includes the reinvestment of monthly dividends. An investor cannot invest directly in an index. The return and yield of equity and fixed income securities are subject to market fluctuations. Please note that this chart is for illustrative purposes only and is not meant to reflect the performance of a specific investment or fund, including the Real Estate Income Fund.

Why Invest in the Real Estate Income Fund

The Real Estate Income Fund employs a value approach to real estate investing. The managers seek out undervalued securities where they see the potential for price appreciation. They follow an investment process that integrates in-depth research with hands-on real estate and capital markets expertise.

The Fund offers:

    Investments in Real Estate Companies. The Fund will invest at least 90% of its total assets, under normal market conditions, in income-producing equity and debt securities issued by Real Estate Companies, primarily REITs.

    Broad Diversification within Its Sector. The Fund seeks to maintain a portfolio that is broadly diversified within the U.S. real estate industry, with exposure to securities representing major property types and geographic areas.4

    Liquidity. The Fund's investments generally have greater liquidity than direct investments in individual real estate properties.


Consider the Real Estate Income Fund if you:

    .   Are a sophisticated investor, with a tolerance for risk

    . Seek the potential for high current income and long-term capital appreciation

    .   Are looking for portfolio diversification

/4/ Please note that the security selection disciplines and fundamental real estate market and property type analyses employed by the Fund may lead to a change in the Fund's portfolio at any given time.

Real Estate Income Fund is a newly organized, non-diversified closed-end management investment company, which expects to list its shares on the New York Stock Exchange. Fund common shares are subject to the stock market risk of day-to-day fluctuation. Shares of closed-end investment companies frequently trade at a discount from the net asset value (NAV). In addition, NAV could decrease as a result of investment activities. This may present a greater risk to investors expecting to sell their shares in a relatively short period following completion of this offering. The Fund cannot predict whether shares will trade at, above or below NAV.

Because the Fund invests in securities related to the real estate industry, the Fund is subject to the risks of real estate markets, including fluctuating property values, changes in interest rates, and other mortgage-related risks. In addition, investment in funds, such as this Fund, that concentrate their investments in one sector or industry may involve greater risks than more broadly diversified funds.

Fund performance will be closely aligned to the performance of the real estate industry. Specifically, property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. REIT prices may fall because of the failure of borrowers to pay their loans and poor management.

Many Real Estate Companies, including REITs, may be highly leveraged and financial covenants may affect the ability of those companies to operate effectively. REITs are also subject to risks normally associated with debt financing.

The Fund is "non-diversified" under the Investment Company Act of 1940. Therefore, the Fund can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund.

The Fund may use leverage through the issuance of preferred shares, commercial paper or notes and/or borrowing and initially intends to do so in an aggregate amount of up to 30% of the Fund's total assets after such issuance and/or borrowing. The use of leverage may result in greater volatility of NAV and market price of common shares because changes in the value of the Fund's portfolio investments, including investments purchased with the proceeds of the issuance of the Fund's preferred shares or borrowings, are borne entirely by the common shareholders. Common share income may fluctuate as the dividend rate on the Fund's preferred shares or the interest rate on any borrowings varies.

The Fund may invest in non-investment grade quality securities. Securities that are below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal.

The Fund's use of futures contracts and options on futures contracts to hedge interest rate risks can increase the Fund's volatility and lower its return. If the Fund were unable to liquidate a futures contract or an option, the impact on the Fund's performance could be substantial.

The prices of foreign securities may be affected by factors not present with securities traded in the U.S. markets, including currency exchange rates, political and economic conditions, less stringent regulation and higher volatility. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

The Fund incurs interest rate transaction risks. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.

Investments in smaller-capitalization companies, such as Real Estate Companies, can be more volatile than investments in larger companies.

An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

The Fund is subject to interest rate risk, which is the risk that fixed-income investments such as preferred shares, U.S. Government obligations and debt securities, and to a lesser extent dividend-paying common stocks and shares such as REIT common shares, will decline in value because of changes in market interest rates. When interest rates rise, the market value of such securities generally will fall. The Fund's investment in such securities means that the net asset value and market price of the Fund's common shares will tend to decline if market interest rates rise. The Fund intends to utilize leverage, which magnifies the interest rate risks.

The terrorist attacks on September 11, 2001, the closure of the U.S. securities markets that followed and related events led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. These long-term effects may include changes in default rates, property values, rental income and access to insurance coverage. These changes may lag behind general economic conditions. In the future, disruptions of financial markets could also impact interest rates, secondary trading, ratings, credit risk and other factors relating to the Fund's common shares. These effects may adversely affect Real Estate Companies, Fund service providers and the Fund's operations.

Please refer to the prospectus for a more detailed discussion of the risks of investing in the Fund.

To learn more about the Real Estate Income Fund and to obtain a prospectus including charges, expenses and risks, please call _____________ or contact your Financial Professional. Read the prospectus carefully before investing.




(C) 2002 Salomon Smith Barney Inc.                          108175 6/02  FD25088

                                    PART C

                               OTHER INFORMATION

Item 24.  Financial Statements and Exhibits



(1) Financial Statements(1)

(2) (a)(1) --Articles of Incorporation(2)

       (2) --Articles of Amendment dated June 11, 2002.

    (b)    --By-Laws

    (c)    --Not Applicable

    (d)    --Specimen Stock Certificate(1); Articles V and VIII of Registrant's Articles of Incorporation
             are incorporated herein by reference.

    (e)    --Automatic Dividend Reinvestment and Cash Purchase Plan(1)

    (f)    --Not Applicable

    (g)(1) --Investment Management Agreement(1)

       (2) --Waiver Reliance Letter(1)

       (3) --Sub-Investment Advisory Agreement(1)

    (h)(1) --Form of Underwriting Agreement(1)

       (2) --Form of Master Agreement Among Underwriters

       (3) --Form of Master Selected Dealer Agreement

    (i)    --Not Applicable

    (j)    --Master Custodian Agreement(1)

    (k)    --Transfer Agency Agreement(1)

    (l)    --Opinion and Consent of Counsel(1)

    (m)    --Not Applicable

    (n)    --Consent of independent accountants(1)

    (o)    --Not Applicable

    (p)    --Subscription Agreement(1)

    (q)    --Not Applicable

    (r)(1) --Personal Investment Policy of Fund and Investment Manager

       (2) --Code of Ethics and Business Practices of Sub-Adviser

       (3) --Personal Investment Policy of Principal Underwriter

    (99)   Powers of Attorney of Board of Directors

--------

(1) To be filed by amendment.


(2) Previously filed as Exhibit 2(a) to the Fund's Registration Statement under the Securities Act of 1933, as amended (1933 Act File No. 333-88458) and Registration Statement under the Investment Company Act of 1940, as amended (1940 Act File No. 811-21098) filed with the Securities and Exchange Commission on May 16, 2002.


Item 25.  Marketing Arrangements

   See Exhibit 2(h)(1) to this Registration Statement.

Item 26.  Other Expenses of Issuance and Distribution

   The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:


                   SEC Registration fees.............. $5,520
                   New York Stock Exchange listing fee
                   Printing and engraving expenses....
                   Auditing fees and expenses.........
                   Legal fees and expenses............
                   NASD Fees..........................
                   Miscellaneous......................
                                                       ------
                      Total........................... $
                                                       ======


Item 27.  Persons Controlled by or Under Common Control with Registrant

   None.

Item 28.  Number of Holders of Securities

                                                       Number of
             Title of Class                          Record Holders
             --------------                          --------------
             Common Stock, par value $.001 per share      None

Item 29.  Indemnification


   Under the Fund's Articles of Incorporation and By-Laws, the directors and officers of the Fund will be indemnified to the fullest extent allowed and in the manner provided by Maryland law and applicable provisions of the Investment Company Act of 1940, as amended, including advancing of expenses incurred in connection therewith. Indemnification shall not be provided however to any officer or director against any liability to the Registrant or its security-holders to which he or she would otherwise be subject by reasons of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.



   Insofar as indemnification for liabilities under the Securities Act of 1933, as amended, may be permitted to the directors and officers, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the Securities Act of 1933, as amended (other than for expenses incurred in a successful defense) is asserted against the Company by the directors or officers in connection with the shares, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.


Item 30.  Business and Other Connections of Adviser


   The descriptions of the Investment Manager and the Sub-Adviser under the caption "Management of the Fund" in the Prospectus and under the caption "Investment Manager and Sub-Adviser" in the Statement of Additional Information, respectively, constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Investment Manager and the Sub-Adviser, reference is made to the Investment Manager's and the Sub-Adviser's current Forms ADV filed under the Investment Advisers Act of 1940, also incorporated herein by reference.

Item 31.  Location of Accounts and Records


   The accounts and records of the Registrant are maintained at the office of CFMI at 100 First Stamford Place, Stamford, CT 06902.


Item 32.  Management Services

   Not applicable.

Item 33.  Undertakings

      (1) Registrant undertakes to suspend the offering of shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

      (2) Not applicable.

      (3) Not applicable.

      (4) Not applicable.

      (5) Registrant undertakes that, for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

      Registrant undertakes that, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

      (6) Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                  SIGNATURES





   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Pre-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on the 20th day of June, 2002.



                                              REAL ESTATE INCOME FUND INC.

                                              By:      /s/  R. JAY GERKEN
                                                  -----------------------------
                                                   R. Jay Gerken  Chairman and
                                                            President




                                              By:      /s/  RICHARD PETEKA
                                                  -----------------------------
                                                         Richard Peteka
                                                  Treasurer and Chief Financial
                                                             Officer



   Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment has been signed by the following person in the capacities and on the dates indicated.



           Signature                     Title                    Date
           ---------                     -----                    ----

      /s/  R. JAY GERKEN   Director and Chairman of the Board June 20, 2002
     ---------------------
         R. Jay Gerken

               *           Director                           June 20, 2002
     ---------------------
      Allan J. Bloostein

               *           Director                           June 20, 2002
     ---------------------
        Dwight B. Crane

               *           Director                           June 20, 2002
     ---------------------
        Paolo M. Cucchi

               *           Director                           June 20, 2002
     ---------------------
       Robert A. Frankel

               *           Director                           June 20, 2002
     ---------------------
          Paul Hardin

               *           Director                           June 20, 2002
     ---------------------
     William R. Hutchinson

               *           Director                           June 20, 2002
     ---------------------
       Heath B. McLendon

               *           Director                           June 20, 2002
     ---------------------
        George M. Pavia




          /s/  R. JAY GERKEN
*By: -------------------------
          R. Jay Gerken,
         Attorney-in-Fact

                       SCHEDULE OF EXHIBITS TO FORM N-2


       Exhibit
       -------                             -

          a(2) Articles of Amendment dated June 11, 2002

          b    By-Laws

          h(2) Form of Master Agreement Among Underwriters

          h(3) Form of Master Selected Dealer Agreement

          r(1) Personal Investment Policy of Fund and Investment Manager

          r(2) Code of Ethics and Business Practices of Sub-Adviser

          r(3) Personal Investment Policy of Principal Underwriter

         99    Powers of Attorney of Board of Directors